As filed with the Securities and Exchange Commission on March 23, 2006

                                                 Securities Act File No. 2-10685
                                         Investment Company Act File No. 811-214

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

                         Pre-Effective Amendment No. / /

                      Post-Effective Amendment No. 108 /X/

                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/
                                Amendment No. /X/
                        (Check Appropriate Box or Boxes)

                                   -----------

                           SENTINEL GROUP FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                               National Life Drive
                            Montpelier, Vermont 05604
               (Address of Principal Executive Offices) (Zip Code)
                                 (802) 229-3900
              (Registrant's Telephone Number, including Area Code)

                                   -----------

      Kerry A. Jung,  Esq.                        Copy to:
      c/o Sentinel Advisors Company               John A. MacKinnon, Esq.
      National Life Drive                         Sidley Austin LLP
      Montpelier, Vermont 05604                   787 Seventh Avenue
                                                  New York, New York 10019

                     (Name and Address of Agent for Service)

                                   -----------

It is proposed that this filing will become effective (check appropriate box)

/ / immediately upon filing pursuant to paragraph (b)
/ / on _____ pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/X/ on June 1, 2006 pursuant to paragraph (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of Rule 485.

                    If appropriate, check the following box:
    / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   -----------

  Title of Securities Being Registered: Common Stock, par value $.01 per share.

 THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH
THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT
    AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO
                         PURCHASE THESE SECURITIES.

                               Sentinel Funds

                            P R O S P E C T U S
                       Prospectus dated June 1, 2006


                    Sentinel Government Securities Fund
                  Sentinel Short Maturity Government Fund






THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE INVESTING, INCLUDING INFORMATION ABOUT RISKS. PLEASE READ IT BEFORE YOU INVEST AND KEEP IT FOR FUTURE
                                   REFERENCE.

 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       Sentinel Funds   o   National Life Drive   o   Montpelier, VT 05604

                                TABLE OF CONTENTS

What Are Each Fund's Principal Investment Objectives And Principal Investment Strategies?

What Are Each Fund's Principal Investment Risks?

How Has Each Fund Performed?

What Are Each Fund's Fees And Expenses?

More Information About Share Classes

How Can I Buy, Sell, Exchange And Transfer Fund Shares?

How Are The Funds Priced?

Dividends, Capital Gains and Taxes

Who Manages the Funds?

Financial Highlights

THE PRIVACY POLICY OF THE SENTINEL FUNDS, SENTINEL ADVISORS COMPANY, SENTINEL FINANCIAL SERVICES COMPANY AND SENTINEL ADMINISTRATIVE SERVICES COMPANY IS INCLUDED AT THE BACK OF THIS BOOKLET FOLLOWING THE PROSPECTUS.



IN THIS PROSPECTUS, EACH SENTINEL FUND IS REFERRED TO INDIVIDUALLY AS A "FUND." SENTINEL ADVISORS COMPANY ("SENTINEL") IS THE INVESTMENT ADVISOR FOR EACH FUND. WE CANNOT GUARANTEE THAT ANY FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE(S).

WHAT ARE EACH FUND'S INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES?

EACH FUND HAS INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENT STRATEGIES. INVESTMENT OBJECTIVE(S) ARE FUNDAMENTAL POLICIES, WHICH MEANS THEY MAY ONLY BE CHANGED BY A MAJORITY VOTE OF THE OUTSTANDING SHARES OF THAT FUND. WE CANNOT GUARANTEE THAT THESE OBJECTIVE(S) WILL BE ACHIEVED. EACH OF THE FUNDS IS "DIVERSIFIED" FUNDS AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE SECURITIES AND INVESTMENT TECHNIQUES USED BY THE FUNDS, INCLUDING A DESCRIPTION OF EACH FUND'S OTHER FUNDAMENTAL INVESTMENT POLICIES, IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE INTO (IS LEGALLY MADE A PART OF) THIS PROSPECTUS. ALL OTHER INVESTMENT STRATEGIES AND POLICIES DESCRIBED IN THE PROSPECTUS AND/OR STATEMENT OF ADDITIONAL INFORMATION ARE NON-FUNDAMENTAL POLICIES, WHICH MEANS THEY MAY BE CHANGED BY THE FUND'S BOARD. YOU CAN GET A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION BY CALLING 1-800-282-FUND
(3863), OR BY WRITING TO SENTINEL ADMINISTRATIVE SERVICES COMPANY AT P.O. BOX 1499, MONTPELIER, VT 05601-1499.

  Sidebox:
  ----------------------------------------------------------------------------
  THE GOVERNMENT SECURITIES FUND SEEKS HIGH CURRENT INCOME WHILE SEEKING TO CONTROL RISK.
  ----------------------------------------------------------------------------

THE GOVERNMENT SECURITIES FUND normally invests at least 80% of its net assets in U.S. government securities. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior written notice to the Fund's shareholders. The Fund invests mainly in U.S. government bonds. These bonds include direct obligations of the U.S. Treasury, obligations guaranteed by the U.S. government, and obligations of U.S. government agencies and instrumentalities. The Fund is not required, however, to invest set amounts in any of the various types of U.S. government securities. Sentinel will choose the types of U.S. government securities that it believes will provide capital preservation and the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy.

The Fund may make unlimited investments in mortgage-backed U.S. government securities, including pass-through certificates guaranteed by the Government National Mortgage Association ("GNMA"). Each GNMA certificate is backed by a pool of mortgage loans insured by the Federal Housing Administration and/or the Veterans Administration, and provides for the payment of minimum fixed monthly installments of principal and interest. Timely repayment of principal and payment of interest is guaranteed by the full faith and credit of the U.S. government. The Fund may invest in mortgage-backed securities guaranteed by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC"). In all of these mortgage-backed securities, the actual maturity of and realized yield will vary based on the prepayment experience of the underlying pool of mortgages. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. While the original maximum life of a mortgage-backed security considered for this Fund can vary from 10 to 30 years, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, curtailed, or foreclosed. Prepayments are passed through to the mortgage-backed securityholder along with regularly scheduled minimum repayments of principal and payments of interest.

The Fund may engage in dollar roll transactions. In a dollar roll, a Fund sells mortgage-backed or U.S. Treasury securities for delivery in the current month, and simultaneously contracts to buy back securities of the same type, coupon and maturity on a predetermined future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed or U.S. Treasury securities. In return, a Fund receives the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop"), and interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll in which the proceeds of a dollar roll are held in a separate account and invested only in high-grade, money-market instruments. The Fund may only invest in covered rolls.

The Fund may also use repurchase agreements as a means of making short-term investments. It will invest only in repurchase agreements with durations of seven days or less, only where the collateral securities are U.S. government securities, only in aggregate amounts of not more than 25% of the Fund's assets and only where the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. The Fund might incur time delays or losses if the other party to the agreement defaults on the repurchase of the securities.

In addition, the Fund may invest up to 20% of its net assets in high-quality, money-market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. These include bank money market instruments, commercial paper or other short-term corporate obligations listed in the highest rating categories by nationally recognized statistical rating organizations. These money market instruments may be used as a means of making short-term investments.

The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

The Government Securities Fund is principally subject to general fixed-income securities, dollar rolls, mortgage-backed government securities, zero-coupon and similar bonds, derivatives, not guaranteed, portfolio turnover, securities lending and repurchase agreements risks.

  Sidebox:
  ----------------------------------------------------------------------------
  THE SHORT MATURITY GOVERNMENT FUND SEEKS HIGH CURRENT INCOME AND LIMITED FLUCTUATIONS IN PRINCIPAL VALUE.
  ----------------------------------------------------------------------------

THE SHORT MATURITY GOVERNMENT FUND normally invests at least 80% of its net assets in U.S. government securities with average lives, at the time of purchase, of three years or less. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior written notice to the Fund's shareholders. The Fund invests mainly in U.S. government bonds that have average lives of three years or less. The remainder of the Fund's assets may be invested in U.S. government securities with other maturities. The dollar-weighted average maturity of the Fund's portfolio is less than three years. The U.S. government securities in which the Fund invests include direct obligations of the U.S. Treasury, obligations guaranteed by the U.S. government and obligations of U.S. government agencies and instrumentalities. It is expected that under normal market conditions, the Fund will generate yields higher than the yields available on money market instruments, or certificates of deposit ("CD") with maturities of one year or less; however, there can be no assurance that the Fund's yield or total return will in fact be higher than these alternatives. Money market instruments and CDs can also have different risks and expenses than those of the Fund.

The Fund is not required to invest set amounts in any type of U.S. government securities. Sentinel chooses the types of U.S. government securities that it believes will provide capital preservation and the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy. The Fund may make unlimited investments in mortgage-backed U.S. government securities.

The Fund may invest in mortgage-backed securities and engage in dollar roll transactions as described for the Government Securities Fund. The Fund seeks to invest in mortgage-backed securities with shorter average lives, by focusing on securities that have been outstanding for a long period, or which had limited original terms.

In addition, the Short Maturity Government Fund may invest up to 20% of its net assets in high-quality, money market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may also use repurchase agreements as a means of making short-term investments as described for the Government Securities Fund.

The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

The Short Maturity Government Fund is principally subject to general fixed-income securities, dollar rolls, mortgage-backed government securities, zero-coupon and similar bonds, derivatives, not guaranteed, portfolio turnover, securities lending and repurchase agreements risks.

A description of each Fund's policies and procedures with respect to disclosure of its portfolio securities is available in the Funds' Statement of Additional Information. Each Fund's month-end top ten holdings are posted at www.sentinelfunds.com under "Performance and Prices" with at least a one-month lag.

WHAT ARE EACH FUND'S PRINCIPAL INVESTMENT RISKS?

WE CANNOT GUARANTEE THAT ANY FUND'S INVESTMENT OBJECTIVE WILL BE ACHIEVED. YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE INVESTMENT RISKS OF THE FUNDS IN THE SENTINEL FUNDS' STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE INTO (IS LEGALLY MADE A PART OF) THIS PROSPECTUS. YOU CAN GET A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION BY CALLING 1-800-282-FUND
(3863), OR BY WRITING TO SENTINEL ADMINISTRATIVE SERVICES COMPANY AT P.O. BOX 1499, MONTPELIER, VT 05601-1499.

GENERAL FIXED-INCOME SECURITIES RISK. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the shares of Funds holding bonds will fluctuate with conditions in the bond markets. Bonds with longer maturities and longer durations (a measure of a bond's sensitivity to changes in interest rates) generally have higher yields and are subject to greater price fluctuation due to interest-rate changes than bonds with shorter maturities or shorter durations. While considered investment-grade, bonds in the fourth highest rating category of Moody's and Standard & Poor's may have more speculative characteristics and may be more likely to be downgraded than bonds rated in the three highest rating categories. If a bond is downgraded below investment-grade, Sentinel will determine whether selling it is in the shareholders' best interest. To arrive at this decision, Sentinel will consider, among other things, the market price, credit risk, and general market conditions.

DERIVATIVES RISK. Derivative investments involve credit risk (the risk that the counterparty of the derivative transaction will be unable to honor its financial obligation to the Fund), hedging risk (the risk that the derivative instrument will not fully offset the underlying positions), liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market) and, when hedging, the risk that the intended risk management purpose of the derivative instrument may not be achieved, and may produce losses or missed opportunities.

DOLLAR ROLLS RISK. The use of dollar rolls tends to increase the portfolio turnover of these Funds.

MORTGAGE-BACKED GOVERNMENT SECURITIES RISK. Economic, business, or political developments may affect the ability of government-sponsored guarantors, such as FNMA and FHLMC, to repay principal and to make interest payments on mortgage-backed government securities. In addition, certain of these securities including those guaranteed by FNMA and FHLMC, are not backed by the full faith and credit of the U.S. government. In addition, if prevailing interest rates are below the rates on the mortgages, the mortgage borrowers are more likely to refinance their mortgages than if interest rates are at or above the interest rates on the mortgages. Faster prepayments will reduce the potential of the mortgage-backed securities to rise in value during periods of falling interest rates, while the risk of falling value during periods of rising interest rates may be comparable to other bonds of similar maturities.

NOT GUARANTEED RISK. None of the Funds is guaranteed or insured by the U.S. government. Except for the U.S. Treasury Money Market Fund, the value of each Fund's shares is expected to fluctuate.

PORTFOLIO TURNOVER RISK. In the fiscal year ended November 30, 2005, the Funds shown below had the following rates of portfolio turnover:

Government Securities:        505%
Short Maturity Government:    113%

For these Funds, an active trading approach increases the Funds' costs and may reduce the Funds' performance. It may also increase the amount of capital gains tax that you have to pay on the Funds' returns.

REPURCHASE AGREEMENTS RISK. If the repurchase agreement counterparty defaults on its repurchase obligation, each Fund would have the collateral securities and be able to sell them to another party, but it could suffer a loss if the proceeds from a sale of the securities turn out to be less than the repurchase price stated in the agreement. If the counterparty becomes insolvent or goes bankrupt, a Fund may be delayed in being able to sell securities that were subject to the repurchase agreement. In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold". Therefore, amounts earned under such agreements are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-corporate shareholders.

SECURITIES LENDING RISK. Securities lending programs are subject to borrower default risk (e.g., borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the Fund is unable to recall a security in time to exercise valuable rights or sell the security). In addition, substitute payments (i.e., amounts equivalent to any dividends, interest or other distributions received by the Fund while the securities are on loan) are not treated as a dividend and are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-corporate shareholders.

ZERO-COUPON AND SIMILAR BONDS RISK. Bonds that do not pay interest, but instead are issued at a significant discount to their maturity values, are referred to as zero-coupon securities. These securities pay interest in additional securities instead of cash (referred to as pay-in-kind securities) or pay interest at predetermined rates that increase over time (referred to as step coupon bonds). Even though the Funds may not get cash interest payments on these bonds, under existing tax law the Funds nevertheless must accrue and distribute the income deemed to be earned on a current basis. This may cause a Fund to have to sell other investments to raise the cash needed to make its required income distributions.

The Funds are appropriate for investors who are comfortable with the risks described here. The Funds are appropriate for long-term investors who are not concerned primarily with principal stability. It is possible to lose money by investing in the Funds.

HOW HAS EACH FUND PERFORMED?

The following bar charts and tables provide indications of the risks of investing in each Fund by showing changes in the Funds' performance from year to year and by showing how the Funds' average annual returns for 1, 5 and 10 years (or since inception) compare with those of a broad measure of market performance. The bar charts show changes in each Fund's performance for Class A shares for each calendar year over a ten-year period, or for a shorter period for those Funds that have been in existence for less than ten years.

THE CLASS C SHARE RETURNS PRIOR TO THEIR INCEPTION ARE BASED ON THE RETURNS OF EACH FUND'S CLASS A SHARES.

SALES CHARGES ARE NOT REFLECTED IN THE BAR CHARTS. IF SALES CHARGES WERE REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN. HOW EACH FUND PERFORMED IN THE PAST IS NOT NECESSARILY AN INDICATION OF HOW THAT FUND WILL PERFORM IN THE FUTURE.

Sentinel Government Securities
Inception: 1986
Total Return (%)

0.8    9.3    9.1    -3.5    12.6    6.9    10.6    2.9    4.7    2.3
 96     97     98     99      00      01     02      03     04     05

During the period(s) shown in the above bar chart, the highest return for a quarter for the Government Securities Fund was 4.84% (quarter ended June, 1998) and the lowest return for a quarter was -1.96% (quarter ended March, 1999).

Sentinel Short Maturity Government
Inception: 1995
Total Return (%)

4.6    6.8    6.3    3.0    7.7    6.5    6.7    1.5    2.3    1.2
 96     97     98     99     00     01     02     03     04     05

During the period(s) shown in the above bar chart, the highest return for a quarter for the Short Maturity Government Fund was 3.14%% (quarter ended September, 2001) and the lowest return for a quarter was-0.47% (quarter ended March, 2005).

AVERAGE ANNUAL TOTAL RETURN

The tables below compare for the periods shown the average annual return of an appropriate broad-based securities market index with the average annual return before taxes for each share class of each Fund, the average annual return after taxes on distributions for the Class A shares of each Fund and the average annual total return after taxes on distributions and redemption for Class A shares of each Fund. The returns for share classes with a sales charge include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class C shares. How each Fund performed in the past before and after taxes is not necessarily an indication of how that Fund will perform in the future.

After-tax returns are shown only for Class A and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2005 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income. However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2005.

Index returns reflect no deduction for fees, expenses or taxes.

FOR THE PERIODS ENDED                                                                             PAST 10 YEARS/
DECEMBER 31, 2005                                               PAST ONE YEAR    PAST 5 YEARS    SINCE INCEPTION
----------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND(1)
Return Before Taxes: Class A                                            -1.86            4.58               5.03
Return After Taxes on Distributions:
Class A                                                                 -3.35            2.79               2.84
Return After Taxes on Distributions and Sale of Fund Shares:
Class A(3)                                                              -1.22            2.83               2.90
Class C                                                                  0.39            4.44               4.45
LEHMAN GOVERNMENT BOND INDEX(4)                                          2.65            5.39               5.94
----------------------------------------------------------------------------------------------------------------
SHORT MATURITY GOVERNMENT FUND(1)
Return Before Taxes: Class A                                            -1.83            2.98               4.31
Return After Taxes on Distributions:
Class A                                                                 -3.31            1.22               2.18
Return After Taxes on Distributions and Sale of Fund Shares:
Class A(3)                                                              -1.19            1.48               2.34
Class C                                                                 -0.57            2.61               3.63
Class S                                                                                                     0.92(2)
LEHMAN 1-3 YR. GOVERNMENT BOND INDEX(5)                                  1.73            3.83               4.89
----------------------------------------------------------------------------------------------------------------

(1) Class A share returns from April 11, 2005 to December 31, 2005 have been restated to reflect the increase in the Government Securities Fund's maximum sales charge from 2% to 4%. Prior to April 11, 2005, the Fund's maximum Class A sales charge had been 4%. Class A share returns have been restated to reflect the increase in the Short Maturity Government Fund's maximum sales charge from 1% to 3%. Returns have not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.35% to 0.25%. If they had, those returns would be higher. The Class C share returns for both Funds are based on the returns of the Fund's Class A shares adjusted to reflect that Class C shares do not charge a front-end sales load but may be subject to a contingent deferred sales load and adjusted for an estimate of the Class C share higher expenses.

(2)   From inception on March 4, 2005.
(3) Returns after taxes on distributions and sale of fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of fund shares.
(4) The Lehman Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. government.
(5) The Lehman 1-3 Year Government Bond Index is composed of securities from the Lehman Government Bond Index with maturities between one and three years.

WHAT ARE EACH FUND'S FEES AND EXPENSES?

THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES (fees paid directly from your investment):
CLASS A SHARES:
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
     Government Securities Fund                                                                         4.00%
     Short Maturity Government Fund                                                                     3.00%
Maximum Deferred Sales Charge (Load)                                                                    None(1)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                             None
Redemption Fees                                                                                         None(1)
Exchange Fees                                                                                           None(2)
CLASS C SHARES
Maximum Sales Charge (Load) Imposed on Purchases                                                        None
Maximum Deferred Sales Charge (Load)
(AS A PERCENTAGE OF THE LOWER OF THE PURCHASE PRICE OR NET ASSET VALUE OF SHARES BEING REDEEMED)        1.00%(3)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                             None
Redemption Fees                                                                                         None(1)
Exchange Fees                                                                                           None
CLASS S SHARES
Maximum Sales Charge (Load) Imposed on Purchases                                                        N/A
Maximum Deferred Sales Charge (Load)
(AS A PERCENTAGE OF THE LOWER OF THE PURCHASE PRICE OR NET ASSET VALUE OF SHARES BEING REDEEMED)        None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                             None
Redemption Fees                                                                                         None(1)
Exchange Fees                                                                                           None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                     OTHER EXPENSES

                                         ACCOUNTING AND                           TOTAL
                 MANAGEMENT   12B-1      ADMINISTRATIVE            TOTAL OTHER    ANNUAL
FUND/CLASS       FEE(4)       FEE            COSTS        OTHER      EXPENSES    EXPENSES
Government
Securities(5)
   Class A          0.50%     0.20%          0.03%         0.29%       0.32%       1.02%
   Class C(6)       0.50%     1.00%          0.03%         0.36%       0.39%       1.89%
Short Maturity
Government(5)
   Class A          0.50%     0.25%(7)       0.03%         0.21%       0.24%       0.99%
   Class C(6)       0.50%     1.00%          0.03%         0.31%       0.34%       1.84%
   Class S          0.50%     0.75%          0.03%         0.17%       0.20%       1.45%

(1) If you redeem by wire transfer, we assess a wire charge of $20.00. In addition, you pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more. In addition, the Funds will impose an excessive trading fee of 2% of the amount redeemed, if an investor has a history of excessive trading (generally six or more in and out transactions in a fund within a twelve-month period), or if an investor's trading, in the judgment of the Funds, has been or may be disruptive to a Fund.
(2) If you exchange Class A shares of the U.S. Treasury Money Market Fund for Class A shares of another Fund, and you did not acquire the U.S. Treasury Money Market Fund shares in an exchange from another Fund's Class A shares, then you pay a sales charge equal to the sales charge imposed on new purchases of the new Fund.
(3)  If shares are redeemed on or before one year after purchase.
(4) The Government Securities and Short Maturity Government Funds pay an advisory fee at the rate of 0.55% per annum on the first $200 million of the aggregate average daily net assets of the Government Securities, New York Tax-Free Income, Short Maturity Government and Tax-Free Income Funds; 0.50% per annum on the next $200 million of such assets; 0.45% per annum on the next $600 million of such assets; 0.40% per annum on the next $1 billion of such assets and $ 0.35% per annum on such assets over $ 2 billion.

(5) Management Fees and Total Annual Fund Operating Expenses based on the Funds' 2004 fiscal year have been restated as if the advisory fee schedule effective December 19, 2005 had been in place on December 1, 2004. The Government Securities Fund's Total Annual Fund Operating Expenses have also been restated as if the reorganization effective September 23, 2005 had occurred on December 1, 2004.
(6)  Annual Fund Operating Expenses are estimated for the current fiscal year.
     (7) Prior to June 1, 2006, the Fund's maximum 12b-1 fee was 0.35%.

EXAMPLES:

These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. They assume that you invest $10,000 in each Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund's operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return.

Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.

NOTE THAT THE AMOUNTS SHOWN DO NOT REFLECT WAIVERS OR REIMBURSEMENTS.

FUND/CLASS                            1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Government Securities Fund(1)
   Class A                               302         518         752       1,423
   Class C (if you redeem)               292         594       1,021       2,212
   Class C (if you do not redeem)        192         594       1,021       2,212
--------------------------------------------------------------------------------
Short Maturity Government(1)
   Class A                               210         443         695       1,415
   Class C (if you redeem)               287         579         995       2,159
   Class C (if you do not redeem)        187         579         995       2,159
   Class S                               148         459         792       1,735
--------------------------------------------------------------------------------

(1) The Examples are based on each Fund's 2005 fiscal year restated as if the advisory fee schedule effective December 19, 2005 had been in place on December 1, 2004. See "Who Manages the Funds" for information on the advisory fee changes. The Government Securities Fund's Examples has also been restated as if the reorganization effective September 23, 2005 had occurred on December 1, 2004. The Examples for the Class C shares are estimated for the current fiscal year.

MORE INFORMATION ABOUT SHARE CLASSES

THE SHORT MATURITY GOVERNMENT FUND offers Class A, Class C and Class S shares.

THE GOVERNMENT SECURITIES FUND offers Class A and Class C shares.

NOTE, CLASS S SHARES ARE NOT AVAILABLE FOR ADDITIONAL PURCHASES, EXCEPT BY REINVESTING DIVIDENDS AND DISTRIBUTIONS.

YOU CAN COMPARE THE DIFFERENCES AMONG THE CLASSES OF SHARES USING THE TABLE
BELOW.

CLASS     SALES CHARGE                                12B-1 FEE                             CONVERSION FEATURE
------------------------------------------------------------------------------------------------------------------
A         Maximum initial sales charge:               o  0.25% Short Maturity Government;   None.
          o  3% Short Maturity Government;            o  0.20% Government Securities.
          o  4% Government Securities
------------------------------------------------------------------------------------------------------------------
C         CDSC of 1% if redeemed in the first year.   1.00%                                 None.
------------------------------------------------------------------------------------------------------------------
S         None.                                       0.75%                                 None.
------------------------------------------------------------------------------------------------------------------

THIS PROSPECTUS FREQUENTLY USES THE TERM CDSC, WHICH STANDS FOR CONTINGENT DEFERRED SALES CHARGE. THIS TYPE OF CHARGE IS ASSESSED WHEN YOU REDEEM SHARES SUBJECT TO A CDSC IF NONE OF THE WAIVERS DESCRIBED IN THIS PROSPECTUS APPLY. IF YOU DO NOT REDEEM SHARES DURING THE TIME PERIODS IN WHICH AN INVESTMENT IS SUBJECT TO A CDSC, YOU WILL NOT PAY THIS CHARGE. CDSC SCHEDULES MAY CHANGE FROM TIME TO TIME. YOUR SHARES ARE SUBJECT TO THE CDSC SCHEDULE IN EFFECT WHEN YOU PURCHASED THEM.

WHEN CHOOSING A SHARE CLASS, YOUR CONSIDERATIONS SHOULD INCLUDE:

      o     the amount of the investment,
      o     the intended length of the investment,
      o     the type of Fund you want,
      o whether you are eligible for a waiver or reduction of an initial sales charge or CDSC, and
      o     whether you intend to utilize the exchange privilege.

CLASS A SHARES have the advantage of lower ongoing distribution expenses. The disadvantage of the Class A shares is that you pay an initial sales charge. If in your circumstances the lower ongoing expenses outweigh the impact of the initial sales charge, Class A shares may be appropriate for you.

CLASS C SHARES have the advantages of no initial sales charge and a relatively small CDSC that applies only in the first year. You pay higher ongoing distribution fees for the entire period of your investment, however. This class may be appropriate for you if the benefits of avoiding both an initial sales charge and a significant CDSC outweigh the continuing higher distribution fees. Over long periods, however, the other share classes may outperform Class C shares.

CLASS S SHARES are no longer available for investment, except by reinvesting dividends and distributions.

PURCHASE AND EXCHANGE CONSIDERATIONS

There is no size limit on purchases of Class A shares. The maximum purchase of Class C shares accepted is $999,999.

You should also consider that exchange privileges into other Funds are more limited for classes other than Class A shares. In addition to exchanging into another Fund's Class C shares, Class C shares may be exchanged for Class A shares of the Sentinel U.S. Treasury Money Market Fund. Class S shares, after remaining in an account for 90 days, may be exchanged into the Class A shares of any other Fund, except the Short Maturity Government Fund. Class S shares exchanged into Class A shares may be exchanged back into Class S shares.

Broker/dealers, financial institutions, plan agents and other intermediaries (collectively, "intermediaries") may charge additional fees in connection with transactions in Fund shares. Sentinel Financial Services Company and/or an affiliate may make payments from their own resources to intermediaries related to marketing the Funds and/or servicing Fund shareholders, which may represent a premium over payments to those intermediaries made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or Class over others offered by competing fund families. Additional information about these arrangements is available in the Funds' Statement of Additional Information.

CLASS A SHARES

  Sidebox:
  ----------------------------------------------------------------------------
  CLASS A SHARES ARE GENERALLY SUBJECT TO A FRONT-END SALES CHARGE.
  ----------------------------------------------------------------------------

FOR ALL PURCHASES OF CLASS A SHARES, YOU PAY THE PUBLIC OFFERING PRICE, WHICH INCLUDES THE FRONT-END SALES CHARGE, NEXT COMPUTED AFTER WE RECEIVE YOUR ORDER. THE SALES CHARGE RANGES FROM 5% OF THE OFFERING PRICE (4.17% OF THE NET AMOUNT INVESTED) TO ZERO. YOUR SALES CHARGE WILL DEPEND ON THE SIZE OF YOUR PURCHASE.

SALES CHARGES

GOVERNMENT SECURITIES FUND

                           SALES CHARGE AS A
                           PERCENTAGE OF:
                           -------------------
                                      NET
                           OFFERING   AMOUNT      DEALER
SALE SIZE                  PRICE      INVESTED    REALLOWANCE
--------------------       -----      --------    -----------
$0 to $49,999              4.00%      4.17%       3.75%
$50,000 to $99,999         3.50%      3.63%       3.25%
$100,000 to $249,999       3.00%      3.09%       2.75%
$250,000 to 499,999        2.50%      2.56%       2.25%
$500,000 to $999,999       2.00%      2.04%       1.75%
$1,000,000 or more         -0-        -0-         -0-

THE SHORT MATURITY GOVERNMENT FUND

                           SALES CHARGE AS A
                           PERCENTAGE OF:
                           -------------------
                                      NET
                           OFFERING   AMOUNT      DEALER
SALE SIZE                  PRICE      INVESTED    REALLOWANCE
--------------------       -----      --------    -----------
$0 to $49,999              3.00%      3.09%       2.75%
$50,000 to $99,999         2.50%      2.56%       2.25%
$100,000 to $249,999       2.00%      2.04%       1.75%
$250,000 to 499,999        1.50%      1.52%       1.25%
$500,000 to $999,999       1.00%      1.01%       0.75%
$1,000,000 or more         -0-        -0-         -0-

IN CASES IN WHICH THERE IS NO SALES CHARGE BECAUSE YOUR PURCHASE WAS $1,000,000 OR MORE, the Funds' distributor, Sentinel Financial Services Company, will pay dealers compensation of 1.00% for sales of up to $4,999,999. In these cases, if you redeem the shares in the first eighteen months after the purchase, a 1.0% CDSC will be imposed. Shares acquired under this provision prior to March 4, 2005 are subject to a .5% CDSC if redeemed in the second year and no CDSC thereafter. For sales in excess of these amounts, Sentinel Financial Services Company will individually negotiate dealer compensation and CDSCs. Any CDSC is imposed on the lower of the cost or the current net asset value of the shares redeemed. If you redeem part of your shares, your redemption request will be increased by the amount of any CDSC due. If you redeem your entire account, we will deduct any CDSC due from the redemption proceeds. Sentinel Financial Services Company receives the entire amount of any CDSC paid. Also see "Waiver or Reduction of a CDSC" below. In determining whether a CDSC is payable, we will first redeem shares not subject to any charge.

REDUCED SALES CHARGES

Sales charges on Class A shares may be reduced or eliminated in certain situations. Please note that, to take advantage of any reduced or eliminated sales charge, you must advise Sentinel Administrative Services Company, the Funds' transfer agent, Sentinel Financial Services Company or your financial intermediary of your eligibility at the time of purchase, and provide any necessary information about the accounts involved.

RIGHT OF ACCUMULATION. Quantity discounts begin with investments in Class A shares (not including no-load initial investments in the U.S. Treasury Money Market Fund) of $25,000. You may qualify for quantity discounts based on the current offering price of the total of all classes of shares purchased at any time in the past, if such purchases were made by you, your spouse or your minor children, or a fiduciary for these persons. Shares held under the tax identification number of anyone other than you, your spouse or minor children, however, do not qualify for quantity discounts. Contact Sentinel Administrative Services Company for help in combining accounts for purposes of obtaining quantity discounts by combining accounts or purchases. In order to receive a reduced sales charge, each time you purchase shares you should inform Sentinel Administrative Services Company, Sentinel Financial Services Company or your financial intermediary of any other shares owned by you, your spouse and/or your minor children. These may include shares held in personal accounts, certain retirement accounts, employee benefit plan accounts, UGMA/UTMA accounts, joint tenancy accounts, trust accounts and transfer on death accounts, as well as shares purchased by a trust of which you are a beneficiary. Your financial adviser or other financial intermediary may request documentation including account statements and records of the original acquisition of the shares owned by you, your spouse and/or your minor children from you to show that you qualify for a reduced sales charge. You should retain these records because, depending on where an account is held or the type of account, the Fund, Sentinel Administrative Services Company and/or your financial adviser or other financial intermediary may not be able to maintain this information.

LETTER OF INTENT. You may use a letter of intent to obtain a reduced initial sales charge if you plan to make investments (other than initial no-load investments in the U.S. Treasury Money Market Fund) that include Class A shares, the total of the offering price of all such investments is $25,000 or more over a period of 13 months (30 months in the case of corporate qualified plans) and the letter is dated within 90 calendar days of the first purchase to be included. You may count purchases to be made by you, your spouse and your minor children. The letter of intent is not a binding commitment by you to complete the intended purchases. All your purchases made under the letter of intent during the period covered will be made at the reduced sales charge for your intended total purchase. Dividends and distributions will be reinvested without a sales charge and will not count as purchases under the letter of intent. We will hold in escrow 2% of the shares you purchase under the letter of intent, and release these shares when you have completed the intended purchases. If by the end of the period covered by the letter of intent you have not made the intended purchases, an additional sales charge may be due. The additional amount will be equal to what the initial sales charge would have been on the amount actually invested, minus the sales charges already paid. We will notify you if an additional sales charge is due. You may pay this additional sales charge within 20 days after our notification is sent, or we may redeem shares held in escrow to the extent necessary to pay this charge. Then we will release any remaining escrow shares. The redemption of shares for this purpose will be a taxable event to you.

AG&T ADVANTAGE PROGRAM. Employers establishing either SIMPLE-IRAs, SEP-IRAs or
Section 403(b) plans for which American Guaranty & Trust Company is the custodian may group participating employee accounts together in such a way as to result in reduced sales charges for quantity purchases. Quantity discounts under this program are based upon the current offering price of amounts previously invested in the Funds.

NET ASSET VALUE PURCHASES. You may purchase Class A shares of the Funds at net asset value if you are included in the following list:

      o current and former Directors/Trustees of the Funds and predecessors to the Funds;
      o current and retired employees and Directors of the general partners of Sentinel and their affiliates, and for National Life Insurance Company employee benefit plans;
      o     directors, employees and clients of the Funds' sub-advisors;
      o directors and employees of Beneficial Life Insurance Company, and other strategic partners of Sentinel and/or Sentinel Financial Services Company;
      o registered representatives and other employees of securities dealers that have entered into a sales agreement with Sentinel Financial Services Company;
      o members of the immediate families of, or survivors of, all of these individuals;
      o non-profit organizations with which any of these persons are actively involved;
      o purchasers who are investing section 403(b) loan principal repayments; or
      o former shareholders of the Bramwell Growth Fund or Bramwell Focus Fund, each as series of The Bramwell Funds, Inc., who received Class A shares of the Capital Growth or Growth Leaders Funds, respectively, in the reorganization. This privilege is not available for shares purchased through an omnibus or other intermediary account unless the underlying investor meets this criterion.

OTHER WAIVERS OF FRONT-END LOADS. We also waive the front-end load where purchasers demonstrate that they are included in one of the following groups:

      o investment advisors who place trades for their own accounts or the accounts of their clients, and who charge an investment management fee for their services, and clients of these investment advisors who place trades for their own accounts;
      o clients of trust companies who have entered into an agreement with Sentinel Financial Services Company under which all their clients are eligible to buy Class A shares at net asset value;
      o investments being transferred from individually managed trust accounts at American Guaranty & Trust Company (in this event, Sentinel Financial Services Company may negotiate a compensation arrangement for broker-dealers who facilitate group transfers of assets on a net asset value basis under this provision);
      o qualified pension, profit-sharing or other employee benefit plans that have entered into a record-keeping services agreement offered by Sentinel Administrative Services Company or an affiliate, which offer multiple fund family investment options; and
      o qualified pension, profit-sharing or other employee benefit plans, if the total amount invested in the plan is at least $1,000,000, the sponsor signs a $1,000,000 letter of intent, or the shares are purchased by an employer-sponsored plan with at least 100 eligible employees, and all of the plan's transactions are executed through a single financial institution or service organization who has entered into an agreement with Sentinel Financial Services Company to use the Funds in connection with the accounts. Sentinel Financial Services Company may pay dealers for monthly net sales of the Funds (other than the U.S. Treasury Money Market Fund) under this waiver as follows: 1% of the first $10 million of these purchases, plus 0.50% of the next $10 million of these purchases, plus 0.25% of amounts in excess of $20 million of these purchases. A CDSC may apply to redemptions of shares purchased under this waiver.
      o American Guaranty and Trust Company may also invest short-term balances of trust accounts in the Short Maturity Government Fund at net asset value. If more than one person owns an account, all owners must qualify for the lower sales charge. Please also note you may be charged transaction and/or other fees if you effect transactions in Fund shares through an intermediary.

Information about sales charge reductions and waivers is available, free of charge in a clear and prominent format, via hyperlink at the Funds' website at www.sentinelfunds.com.

REINSTATEMENT. If you sell shares or receive dividends or capital gains distributions in cash and subsequently want to reinvest your proceeds, you may do so within 90 days at net asset value, without paying any additional sales charge.

DISTRIBUTION PLANS. The Class A shares of each Fund have adopted plans under Rule 12b-1 that allow the Funds to pay fees for the sale and distribution of their shares, and for services provided to shareholders. The Class A shares of the Funds will pay to Sentinel Financial Services Company a monthly fee of up to a maximum annual rate of (a) 0.20% of average daily net assets in the case of the Government Securities Fund, or (c) 0.25% of average daily net assets in the case of the Short Maturity Government Fund. Such fee reimburses Sentinel Financial Services Company for expenses actually incurred in marketing the Funds. Those expenses may include distribution and service fees paid by Sentinel Financial Services Company to other broker-dealers up to the maximum annual rate. No service fee is paid with respect to any Fund shares purchased prior to March 1, 1993.

The retirement plans of the National Life Insurance Company and its affiliates receive a rebate of the 12b-1 fees paid by the plans.

CLASS C SHARES

  Sidebox:
  ----------------------------------------------------------------------------
  THERE IS NO INITIAL SALES CHARGE ON CLASS C SHARES, BUT THEY REMAIN SUBJECT TO HIGHER ONGOING FEES FOR THE ENTIRE INVESTMENT PERIOD.
  ----------------------------------------------------------------------------

FOR ALL PURCHASES OF CLASS C SHARES, YOU PAY THE CURRENT NET ASSET VALUE. THERE IS NO initial sales charge. A CDSC in the amount of 1.00% of the purchase price will be imposed on Class C shares if you redeem shares during the first year after their purchase, unless you can use one of the CDSC waivers listed on page
39. Similar to the Class B shares, Class C shares are subject to higher distribution fees than Class A shares. However, since Class C shares never convert to Class A shares, investments in Class C shares remain subject to these higher distribution fees for the entire holding period of the investment.

CDSC. You will pay a CDSC if you redeem Class C shares in the first year after purchase, in the amount of 1.00% of the lower of the purchase price or the net asset value of the shares redeemed, unless a waiver applies. We apply the same rules in determining a CDSC as we do for Class B shares. Sentinel Financial Services Company receives the entire amount of any CDSC paid.

DISTRIBUTION PLAN. The Class C shares have adopted a plan under Rule 12b-1 that allows these Funds to pay distribution fees for the sale and distribution of their shares, and services provided to shareholders. These Funds pay to Sentinel Financial Services Company a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. In the first year after the purchase Sentinel Financial Services Company keeps this fee to recover the initial sales commission of 1.00% that it pays to the selling dealer. In subsequent years, the entire distribution fee will be paid to the selling dealer.

EXCHANGES. If you purchase Class C shares, you will have the ability to exchange at net asset value only for the Class C shares of other Funds, except that you may also exchange into Class A shares of the U.S. Treasury Money Market Fund. However, if you exchange Class C shares into U.S. Treasury Money Market Fund Class A shares within one year of your purchase of the Class C shares, and then subsequently redeem the U.S. Treasury Money Market Fund shares, you may pay a CDSC. Also, time during which assets are in the Class A shares of the U.S. Treasury Money Market Fund will not count toward the one year period that must elapse before the 1% CDSC is eliminated. If you exchange Class C shares into U.S. Treasury Money Market Fund Class A shares, you may exchange back into Class C shares at any time, but may not exchange at net asset value into Class A shares or Class B shares of any Fund.

PAYMENTS TO DEALERS. For all sales of Class C shares, Sentinel Financial Services Company intends to make payments to selling broker-dealers, at the time you purchase Class C shares, of amounts equal to 1% of the aggregate purchase amount.

CLASS S SHARES (SHORT MATURITY GOVERNMENT FUND ONLY)

  Sidebox:
  ----------------------------------------------------------------------------
  CLASS S SHARES CLOSED TO ADDITIONAL PURCHASES.
  ----------------------------------------------------------------------------

Effective July 1, 2006, Class S shares are no longer available for additional purchases, except that you may reinvest dividends and distributions. The description below is intended for existing holders of Class S shares.

DISTRIBUTION PLAN. The Class S shares of the Short Maturity Government Fund have adopted a plan under Rule 12b-1 that allows the Fund to pay fees for the sale and distribution of its shares, and for services provided to shareholders. The Class S shares of the Fund will pay to Sentinel Financial Services Company a monthly fee of up to 0.75% of average daily net assets. Such fee reimburses Sentinel Financial Services Company for expenses actually incurred in marketing the Fund. Those expenses may include distribution and service fees paid by Sentinel Financial Services Company to other broker-dealers up to the maximum annual rate. For shares purchased prior to July 10, 2005, the entire 0.75% fee is paid to other broker-dealers.

WAIVER OR REDUCTION OF A CDSC

A CDSC will be waived in the following situations if you notify us at the time of redemption that a waiver applies:

o Redemptions of shares you acquire from the reinvestment of income distributions and/or capital gains distributions;
o Redemptions from your account (including when you own the shares as joint tenant with your spouse) following your death, or from the account of a trust whose primary income beneficiary has died, if the redemption occurs within one year of your death or the beneficiary's death;
o     Required minimum distributions from a retirement account;
o Redemptions that occur as a result of a loan taken from an account established as a retirement plan account for an employee of a tax-exempt organization under section 403(b)(7) of the Code;

The waivers described above may be useful in a wide variety of situations. These may include, but are not limited to, funding of expenses for persons fulfilling certain religious missionary obligations, educational expenses and the purchase of a new home. Sentinel Financial Services Company may require documentation to show a waiver applies, such as certifications by plan administrators, applicable tax forms, or death certificates.

No CDSC will apply to Class C shares owned by affiliates of Sentinel Financial Services Company if Sentinel Financial Services Company has not paid an initial commission to a selling dealer.

OTHER MATTERS RELATING TO DISTRIBUTION OF FUND SHARES

Equity Services, Inc, an affiliate of Sentinel, receives a dealer reallowance equal to the entire sales charge on its sales of Fund shares. As a result, it may be considered an underwriter of the Funds' shares.

Sentinel Financial Services Company and/or an affiliate may make payments from their own resources to intermediaries related to marketing the Funds and/or servicing Fund shareholders, which may represent a premium over payments to those intermediaries made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or Class over others offered by competing fund families. Additional information about these arrangements is available in the Funds' Statement of Additional Information.

HOW CAN I BUY, SELL, EXCHANGE AND TRANSFER FUND SHARES?

PURCHASING SHARES

You may purchase shares at net asset value, less any applicable initial sales charge, as of the close of business on the day your instructions are received, prior to 4:00 p.m. on a day that the New York Stock Exchange ("NYSE") is open for business.

BY CHECK

To purchase shares by check, make your check payable to the "Sentinel _________ Fund" or "Sentinel Funds" and mail it to:

      Sentinel Administrative Services Company
      P.O. Box 1499
      Montpelier, VT 05601-1499

To make your initial purchase by check, please also fill out an application (one is attached to this prospectus) and return the application with your check. All checks must be drawn in U.S. dollars on a U.S. bank. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Your purchase will be effected on the date Sentinel Administrative Services Company receives the check, if the check is received prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time) and your purchase order is otherwise in good order (i.e., you have included a properly completed application and/or other required documentation). We may charge a fee of $25 for each check returned unpaid due to insufficient funds.

BY WIRE

You may purchase shares by wiring federal funds directly to the Sentinel Funds on any day when both the New York Stock Exchange and Federal Reserve banks are open for business. To make your initial purchase by wire, call our toll-free number noted below and obtain an account number. You must first complete the shareholder identification process referred to above. Complete the application and return it promptly to Sentinel Administrative Services Company. Your bank may charge you a fee to wire funds. Payments made by wire and received by Sentinel Administrative Services Company on any business day are available to the Fund on the next business day.

BY DEALER WIRE

As a convenience to shareholders, Sentinel Financial Services Company will, acting for the Funds without charge, ordinarily accept orders from dealers who have sales agreements with the Funds for the purchase of shares at the applicable offering price.

ONLINE

If you already have an account and have elected to do so, you may purchase shares of the Funds over the Internet by accessing the Funds' website at www.sentinelfunds.com.

BY AUTOMATIC INVESTMENT PLAN

This feature affords you the opportunity to dollar-cost-average using periodic electronic funds transfer from your bank account to the Fund(s) of your choice.

BY TELEPHONE

This feature enables you to purchase Fund shares via electronic funds transfer from your bank account simply by phoning Sentinel Administrative Services Company, or accessing our automated telephone system known as "OnCall 24."

BY GOVERNMENT DIRECT DEPOSIT

You may purchase Fund shares (minimum of $50.00 per transaction) by having local, state or Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your account. You may deposit as much of the payments as you elect. To enroll in Government Direct Deposit, please contact Sentinel Administrative Services Company.

BY PAYROLL SAVINGS PLAN

You may purchase Fund shares automatically on a regular basis by having money withheld from your paycheck, if your employer permits this. You may have part or all of your paycheck transferred to your existing Sentinel account electronically each pay period. To establish a Sentinel Payroll Savings Plan account, please contact Sentinel Administrative Services Company.

INVESTMENT MINIMUMS

      RETIREMENT ACCOUNTS       ALL OTHER ACCOUNTS             AUTOMATIC
      Initial   Subsequent      Initial   Subsequent       INVESTMENT PLAN(1)
      $1,000       $50          $1,000       $50                  $50

(1) These also apply to investments through the Payroll Savings Plan.

These investment minimums apply to accounts held on the Funds' records. Intermediaries that maintain omnibus accounts on the Funds' records may establish different minimums for their clients holding through such omnibus accounts.

SELLING SHARES

You may redeem shares at net asset value, less any applicable CDSC, as of the close of business on the day your instructions are received, prior to 4:00 p.m. on a day that the New York Stock Exchange ("NYSE") is open for business.

BY MAIL

If your shares are held directly with the Fund, you may sell your shares by providing Sentinel Administrative Services Company with the appropriate instructions by mail. Your instructions must be signed by the registered owner(s) exactly as the shares are registered. If the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days, the signatures of the registered owner(s) must be guaranteed by an eligible financial institution that meets Sentinel Administrative Services Company's requirements.

BY DEALER WIRE

For the convenience of shareholders, Sentinel Financial Services Company, acting for the Funds without charge, ordinarily accepts orders from dealers who have sales agreements with the Funds for the repurchase of shares based on net asset value, less any applicable CDSC. Brokers are not prohibited from charging for their service on these redemptions.

BY TELEPHONE

If your shares are held directly with the Fund, you may redeem up to $250,000 from your account each business day by providing instructions to do so over the telephone, by calling Sentinel Administrative Services Company at 1-800-282-FUND(3863). You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers. You may request a redemption on the Funds' automated voice response system, also limited to a maximum of $250,000.

Neither the Funds, Sentinel Financial Services Company nor Sentinel Administrative Services Company is responsible for the authenticity of exchange or redemption instructions received by telephone, and they are not liable in the event of an unauthorized telephone exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses. In processing telephone exchange or redemption requests, the Funds will use reasonable procedures to confirm that telephone instructions are genuine, and if these procedures are not employed, the Funds may be liable for any resulting losses. These procedures include receiving all calls for telephone redemptions and exchanges on a recorded telephone line, and screening callers through a series of questions regarding specific account information. You may indicate on your purchase application that you do not wish to have telephone transaction privileges.

ONLINE

You may redeem up to $250,000 from your account each business day by providing instructions to do so over the Funds' website at www.sentinelfunds.com. You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers.

Neither the Funds, Sentinel Financial Services Company nor Sentinel Administrative Services Company is responsible for the authenticity of exchange or redemption instructions received online, and they are not liable in the event of an unauthorized online exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses. In processing online exchange or redemption requests, the Funds will use reasonable procedures to confirm that online instructions are genuine, and if these procedures are not employed, the Funds may be liable for any resulting losses. These procedures include restricting access to the section of the website on which transaction instructions may be entered to those who enter a password selected by the shareholder.

BY CHECKWRITING

If you own Class A shares of the Funds, you may sell shares by writing a check against your account. This checkwriting privilege is free. There is a $500 minimum on checks. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Redemptions by checkwriting are taxable transactions. Sentinel Administrative Services Company provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances. A fee of $10.00 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft.

BY SYSTEMATIC WITHDRAWAL

You may arrange to receive automatic regular withdrawals from your account. Withdrawal payments generally should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in a taxable gain or loss. You must reinvest dividends and capital gains distributions to use systematic withdrawals. No interest will accrue on amounts represented by uncashed checks sent under a systematic withdrawal plan.

EXCHANGING SHARES

You may exchange shares of one Fund for shares of the same class of another Fund, without charge, by phoning Sentinel Administrative Services Company or by providing appropriate instructions in writing to Sentinel Administrative Services Company. You may also set up your account to exchange automatically a specified number or dollar-value of shares in one of the Funds into shares of the same class in another Fund at regular intervals. New purchases must remain in an account for 15 days before they can be exchanged to another Fund. We may modify or terminate the exchange privilege in accordance with the rules of the Securities and Exchange Commission (the current rules require 60 days advance notice to shareholders prior to the modification or termination of the exchange privilege).

CLASS A SHARES

If you initially buy Class A shares in the U.S. Treasury Money Market Fund, you may not exchange into other Funds without being treated as an initial purchaser of the other Fund's shares. Holding periods for shares which have been exchanged for the currently held shares will be included in the holding period of the current shares, except that time in the U.S. Treasury Money Market Fund will not count toward the holding period necessary to reduce or eliminate any applicable CDSC, or to be converted into Class A shares. The normal minimum account sizes apply to new accounts opened by exchange.

CLASS C SHARES

Class C shareholders may only exchange into Funds that offer Class C shares, except Class C shares may be exchanged for Class A shares of the U.S. Treasury Money Market Fund (but if the Class C shares had not been held for a year before the exchange into the U.S. Treasury Money Market Fund, a 1.00% CDSC may apply if the U.S. Treasury Money Market Fund shares are then redeemed). The U.S. Treasury Money Market Fund shares may be exchanged back into Class C shares at any time.

CLASS S SHARES

If you purchase Class S shares of the Short Maturity Government Fund, you will have the ability to exchange at net asset value for the Class A shares of each of the other Funds, except that you may not exchange shares originally purchased as Class S shares of the Short Maturity Government Fund into Class A shares of the Short Maturity Government Fund. However, initial purchases of the Class S shares of the Short Maturity Government Fund must remain in the account for 90 days before they are eligible for an exchange. Exchanges into the Class S shares of the Short Maturity Government Fund are not permitted.

TRANSFERS OF OWNERSHIP OF SHARES

When you need to change ownership of your shares or change the name on an account, a Sentinel Administrative Services Company representative will assist you.

ADDITIONAL INFORMATION ABOUT BUYING, SELLING AND EXCHANGING SHARES

CUSTOMER IDENTIFICATION REQUIREMENT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

FOREIGN ADDRESSES

Because the Funds are not registered for sales outside of the U.S. and its territories, they cannot accept new accounts or investments into an account with a mailing address that is not within the U.S. Territories or a military address. You may hold or redeem shares from, but not purchase shares into, an account originally established with a U.S. address even if your address is later changed to a foreign address, but all future dividend and capital gains distributions must be paid in cash.

REDEMPTION PROCEEDS

Normally, Sentinel Administrative Services Company will mail you a check in payment for your shares within seven days after it receives all documents required to process the redemption. We may delay payment during any period in which the right of redemption is suspended or date of payment is postponed because the NYSE is closed, trading on the NYSE is restricted, or the Securities and Exchange Commission deems an emergency to exist. No interest will accrue on amounts represented by uncashed redemption checks. We may require additional documentation to redeem shares that are registered in the name of a corporation, trust, company retirement plan, agent or fiduciary, or if a shareholder is deceased. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Distributions from retirement plans may be subject to withholding by the Internal Revenue Service under the Code.

SHARE CERTIFICATES

The Funds are not required to and do not expect to issue share certificates. If you are the shareholder of record and have a certificate representing ownership in a Fund, you can redeem your shares by mailing the certificate to Sentinel Administrative Services Company, P.O. Box 1499, Montpelier, VT 05601-1499, with appropriate instructions to redeem. Your instructions should be signed by the registered owner(s) exactly as the shares are registered. The signatures of the registered owner(s) must be guaranteed by an eligible financial institution which meets Sentinel Administrative Services Company's requirements if the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days. WE SUGGEST SENDING CERTIFICATES BY CERTIFIED mail. You may also redeem share certificates by presenting them in person to Sentinel Administrative Services Company at its office at National Life Drive, Montpelier, Vermont.

TELEPHONE OR ONLINE DELAYS

During periods of drastic economic or market changes, it is possible that telephone or online transactions may be difficult to implement, although we have not experienced such problems in the past. If you experience difficulty contacting us by telephone or online, please write to Sentinel Administrative Services Company at P.O. Box 1499, Montpelier, VT 05601-1499.

UNDESIGNATED INVESTMENTS

When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may return the money to you or we may deposit the undesignated portion or the entire amount, as applicable, into the Class A shares of the U.S. Treasury Money Market Fund. We will treat your inaction as approval of this purchase. You may at any time after the purchase direct us to redeem or exchange these shares of the U.S. Treasury Money Market Fund, at the next net asset value calculated after we accept such direction. All transactions will be subject to any applicable sales load.

CERTAIN ACCOUNT FEES AND MINIMUM ACCOUNT SIZE

Due to the expense of maintaining accounts with small balances, we reserve the right to liquidate, and/or to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months. This fee will be deducted automatically from each participant account in June of each year unless it is prepaid.

MISCELLANEOUS FEES
AG&T Custodial Accounts
  Annual Custodial Fee per Social Security Number          $15.00
  Closeout Fee per Account                                 $15.00
  Transfer of Assets per Transaction                       $25.00
SERVICE FEES
  Express Mail Deliveries                                  $15.00
  Federal Funds Wire                                       $20.00
  Bounced check-writing checks                             $25.00
  Bounced check received for deposit                       $25.00
  Excessive Trading Fee                                  2% of amount
                                                    exchanged or redeemed

SERVICES FOR EMPLOYEE BENEFIT PLANS

Sentinel Administrative Services Company offers participant record keeping services to employer-sponsored retirement plans such as 401(k), pension or profit sharing plans. Services include the ability to support valuation plans with internet and automated telephone services with access to plan and participant level information for the sponsor, plan participants, plan administrators and registered representatives.

Plans which elect to utilize the services will be assessed an annual service fee for each participant account, in the amounts shown below.

AVERAGE ACCOUNT VALUE               FEE PER PARTICIPATING ACCOUNT
$0 - $1,000                                     $20.00
$1000 -  $2,999                                 $10.00
$3,000 and over                                 No Fee

EXCESSIVE TRADING POLICY

Excessive trading, or market timing, by shareholders of a Fund, in particular Funds other than the U.S. Treasury Money Market Fund, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may dilute the value of the holdings of other shareholders. Excessive trading may cause a fund to retain more cash than the fund's portfolio manager would normally retain in order to meet unanticipated redemptions or may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. The Funds will not accommodate excessive trading in any Fund, and they have therefore adopted a policy to deter such trading. The policy has been reviewed and approved by the Board of Directors of Sentinel Group Funds, Inc. Under this policy, a Fund will reject any purchase order or exchange request if the Fund has determined (i) that an investor has a history of excessive trading (generally six or more in-and-out transactions in a Fund other than the U.S. Treasury Money Market Fund within a rolling twelve-month period) or (ii) that an investor's trading, in the judgment of the Fund, has been or may be disruptive to a Fund. In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control. When a redemption request is received in such circumstances, a Fund will impose an excessive trading fee of 2% of the amount redeemed.

With respect to shares held on the books of third party intermediaries, such as retirement plan administrators, the Funds may work with such intermediaries to implement additional procedures that the Funds determine are reasonably designed to achieve the objective of the Funds' frequent trading policy. Where an intermediary adopts such procedures, shareholders whose accounts are on the books of such intermediary will be subject to that intermediary's procedures, which may differ from the procedures applied by the Funds to accounts held directly on the Funds' books, but which are reasonably designed to achieve the same objective.

Investors may invest in the Funds if they engage in certain types of regular transactions that do not constitute excessive trading and are not adverse to the Funds. Such transactions include systematic exchanges, dollar cost averaging, regular rebalancing of holdings in the Funds (e.g., periodic rebalancing to maintain an investment advisor's asset allocations model and pre-authorized withdrawals.

The policy applies to all shareholders. However, a Fund may not be able to determine that a specific purchase order or request for exchange or redemption, particularly an order or request made through omnibus accounts or 401(k) plans, is excessive or disruptive to the Fund. The Funds therefore make no representation that all such purchase orders or exchange requests can or will be rejected, or that the excessive trading fee will be imposed for all such redemption requests.

HOW ARE THE FUNDS PRICED?

Net asset value for each Fund is calculated once each business day that the NYSE is open, at 4:00 p.m. Eastern Time, and becomes effective immediately upon its determination. The net asset value per share is computed by dividing the total value of the assets of each Fund, less its liabilities, by the total number of each Fund's outstanding shares. The Funds' investments are valued as shown below:

      o Unlisted and listed securities for which there were no sales or insufficient sales during the day are valued at the mean between the latest available bid and asked prices.
      o Fixed-income securities are valued daily on the basis of valuations furnished by an independent pricing service that, under the supervision of the Board of Directors of Sentinel Group Funds, Inc., determines valuations for normal institutional-sized trading units of debt securities, without exclusive reliance upon quoted prices. The valuations by the pricing service are believed to reflect more accurately the fair market value of such securities than the last reported sale.
      o Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
      o Exchange-traded options are valued at the last sale price unless there is no timely sale price, in which event an average of current bids and offers provided by market makers is used.

Money market securities are valued on the basis of amortized cost, which involves valuing a portfolio instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

The Funds account for securities transactions on the next business day following a trade (trade date plus one), except that transactions may be booked on the trade date when a trade occurs on the end of a financial reporting period or if Sentinel believes a significant price movement may impact the Fund's NAV.

The per share net asset value of Class A shares generally will be higher than the per share net asset value of Class C, or Class S shares, reflecting the higher daily expense accruals of Class C and Class S shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions. Dividends and distributions will differ by the appropriate amount of the expense accrual differences between the classes.

DIVIDENDS, CAPITAL GAINS AND TAXES

The Funds distribute their net investment income as follows:

FUND                                               DIVIDENDS PAID
Government Securities Fund                             Monthly
Short Maturity Government Fund                         Monthly

For each Fund, distributions of any net realized capital gains for a fiscal year are paid in December, following the November 30th fiscal year-end.

You may elect to receive all or any part of your dividends and/or capital gains distributions in cash, shares of your Fund, or shares of the same class of another Fund. Unless you elect otherwise, your dividends and capital gains distributions will be reinvested in shares of the same Fund. Any dividend or distribution of less than $10.00 must be reinvested. If you elect to receive distributions by check, in its discretion the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. No interest will accrue on amounts represented by uncashed dividend or other distribution checks. To change the current option for payment of dividends and capital gains distributions, please call 1-800-282-3863.

You will pay tax on dividends and capital gains distributions from the Funds whether you receive them in cash, additional shares or shares of another fund. If you redeem Fund shares or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. Certain dividend income, including dividends received from qualifying foreign corporations, and long-term capital gain are eligible for taxation at a reduced rate that applies to individual shareholders. However, to the extent a Fund's distributions are derived from income on debt securities and non-qualifying foreign corporations and/or short-term capital gain, its distributions will not be eligible for this reduced tax rate.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Funds' ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate or another exception applies.

By law, your dividends of ordinary income, capital gains distributions and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current federal tax law of investments in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in any of the Funds under all applicable tax laws.

WHO MANAGES THE FUNDS?

Sentinel manages the Funds' investments and their business operations under the overall supervision of the Board of Directors of Sentinel Group Funds, Inc. Sentinel has the responsibility for making all investment decisions for the Funds, except where it has retained a subadvisor to make the investment decisions for a Fund.

Sentinel is a partnership of Sentinel Asset Management Advisors, Inc. and Sentinel Asset Management, Inc., both subsidiaries of the National Life Holding Company. Its principal business address is National Life Drive, Montpelier, Vermont 05604. Evergreen is located at 200 Berkeley Street, Boston, Massachusetts 02116.

The Funds' investment advisory contracts call for the Funds to pay Sentinel's fees, which were, for the fiscal year ended November 30, 2005:

Government Securities Fund                               0.50%
Short Maturity Government Fund                           0.50%

Reimbursement policies were in place for the Short Maturity Government Fund for a portion of the fiscal year ended November 30, 2005. The effective advisory fee rate (as a percentage of the Fund's average daily net assets) for this Fund taking into account reimbursements paid in the fiscal year ended November 30, 2005 was 0.47%.

The following Funds' advisory agreements were amended effective December 19, 2005 or February 1, 2006. If the amended agreements had been in place during the entire fiscal year ended November 30, 2005, the Funds' would have paid Sentinel the following fees:

Government Securities Fund                                  0.50%
Short Maturity Government Fund                              0.50%

A discussion regarding the basis for the Board of Directors approving the Fund's investment advisory contracts is available in the Funds' Annual Report for the fiscal year ended November 30, 2005.

PORTFOLIO MANAGERS

Sentinel's staff is organized as six teams. The International Team is headed by Katherine Schapiro. The Large-Cap Growth Team is headed by Elizabeth R. Bramwell. The Large-Cap Blend Team is headed by Daniel J. Manion. The Mid-Cap Growth Team is headed by Robert L. Lee. The Small-Cap Team is headed by Charles
C. Schwartz. The Fixed-Income Team is headed by Thomas H. Brownell. All of the teams include additional portfolio managers and a number of analysts.

The following individuals are the Funds' portfolio managers:

GOVERNMENT SECURITIES FUND

Mr. Brownlee manages the Government Securities Fund. Mr. Brownlee has been associated with Sentinel since 1993, and has managed the Fund since 1993. Mr. Brownlee holds the Chartered Financial Analyst designation.

SHORT MATURITY GOVERNMENT FUND

Mr. Brownlee manages the Short Maturity Government Fund. Mr. Brownlee has been associated with Sentinel since 1993, and has managed the Fund since 1995. Mr. Brownlee holds the Chartered Financial Analyst designation.

The Funds' Statement of Additional Information provides additional information about Mr. Brownlee's compensation, the other accounts he manages and his ownership of securities in the Funds.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years, or for the other applicable period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in each Fund, assuming reinvestment of all dividends and distributions. Per share data is calculated utilizing average daily shares outstanding. No financial highlights are provided for the Funds' Class C shares because they were first offered on June 1, 2006.

This information has been audited by [                ], whose report, along
with the financial statements of the Funds, is included in the Funds' Annual Report to Shareholders, which is available upon request.

         [insert financial highlights from Sentinel Funds Annual Report]

THE SENTINEL FUNDS

SHAREHOLDER REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected investment performance of each of the Funds during its last fiscal year. You may obtain copies of these reports at no cost by calling 1-800-282-FUND (3863).

The Funds will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account at no cost, call 1-800-282-FUND
(3863).

STATEMENT OF ADDITIONAL INFORMATION

The Funds' Statement of Additional Information contains further information about the Funds, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities, and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing the Funds at the address shown below or by calling 1-800-282-FUND (3863). Please contact your registered representative or the Funds if you have any questions.

The Funds' Statement of Additional Information is also available at the Funds' website at www.sentinelfunds.com. Information about the Funds (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room at 100 F. Street, N.E., Washington, D.C. 20549. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also available on the SEC's internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THE SENTINEL FUNDS
One National Life Drive
Montpelier, VT 05604

INVESTMENT ADVISOR                        COUNSEL
Sentinel Advisors Company                 Sidley Austin LLP
One National Life Drive                   787 Seventh Avenue
Montpelier, VT                            New York, NY 10019
05604

PRINCIPAL                                 INDEPENDENT REGISTERED
UNDERWRITER                               PUBLIC ACCOUNTING FIRM
Sentinel Financial Services Company       [                    ]
One National Life Drive
Montpelier, VT 05604

TRANSFER AGENT,                           CUSTODIAN AND DIVIDEND
SHAREHOLDER SERVICING AGENT AND           PAYING AGENT
ADMINISTRATOR
Sentinel Administrative                   State Street Bank & Trust Co.
Service Company                           801 Pennsylvania Avenue
One National Life Drive*                  Kansas City, MO  64105
Montpelier, VT 05604
800-282-FUND (3863)

*ALL MAIL AND CORRESPONDENCE SHOULD BE SENT TO:
Sentinel Administrative Services Company
P.O. Box 1499
Montpelier, VT 05601-1499





Investment Company Act files #811-00214 and #811-04781.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND
     MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS
STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND
            IS NOT SOLICITING AN OFFER TO PURCHASE THESE SECURITIES.

                       STATEMENT OF ADDITIONAL INFORMATION

                                  JUNE 1, 2006

                               THE SENTINEL FUNDS
                               NATIONAL LIFE DRIVE
                            MONTPELIER, VERMONT 05604
                              (800) 282-FUND (3863)

Sentinel Government Securities Fund ("Government Securities Fund") Sentinel Short Maturity Government Fund ("Short Maturity Government Fund")

Each of the Funds is a series of Sentinel Group Funds, Inc. ("Company") is a managed, open-end investment company, which continuously offers its shares to investors. The Company consists of fifteen separate and distinct funds, thirteen of which are diversified (the Growth Leaders Fund and the New York Tax-Free Income Fund being non-diversified). Each series other than the Government Securities and Short Maturity Government Fund is described in a separate statement of additional information. The Government Securities and Short Maturity Government Fund are referred to hereinafter collectively as the "Funds", and individually as a "Fund". Each Fund included in this statement of additional information is described in a Prospectus dated June 1, 2006 ("Prospectus"). Each of the Funds has different investment objectives and risk characteristics.

Sentinel Advisors Company ("Advisor") acts as the investment advisor to the Funds. Shares of the Funds are distributed by Sentinel Financial Services Company ("SFSC"). Both the Advisor and SFSC are partnerships whose partners are subsidiaries of the National Life Holding Company.

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the applicable Fund's Prospectus. The Prospectus, which has been filed with the Securities and Exchange Commission ("SEC"), can be obtained upon request and without charge by writing to the Funds at the above address, or by calling 1-800-282-FUND (3863). The financial statements of the Funds that are included in the Annual Report of the Funds dated November 30, 2005 have been incorporated by reference into this Statement of Additional Information. The Annual and Semi-Annual Reports can be obtained in the same way as the Prospectus of the Funds. This Statement of Additional Information has been incorporated by reference into each Fund's Prospectus.

                                TABLE OF CONTENTS

PAGE

THE FUNDS
FUNDAMENTAL INVESTMENT POLICIES
NON-FUNDAMENTAL INVESTMENT POLICIES
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
MANAGEMENT OF THE FUNDS
PORTFOLIO MANAGERS
PRINCIPAL SHAREHOLDERS
THE INVESTMENT ADVISOR
PROXY VOTING PROCEDURES
PRINCIPAL UNDERWRITER
THE DISTRIBUTION PLANS
THE FUND SERVICES AGREEMENTS
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
PORTFOLIO TURNOVER
CAPITALIZATION
HOW TO PURCHASE SHARES AND REDUCE SALES CHARGES
ISSUANCE OF SHARES AT NET ASSET VALUE
DETERMINATION OF NET ASSET VALUE
COMPUTATION OF MAXIMUM OFFERING PRICES AT NOVEMBER 30, 2005
TAXES
SHAREHOLDER SERVICES
REGULATORY MATTERS
GENERAL INFORMATION
FINANCIAL STATEMENTS
APPENDIX A: Bond Ratings                                                A-1
APPENDIX B: Proxy Voting Procedures                                     B-1

THE FUNDS

Originally incorporated in the State of Delaware on December 5, 1933 as Group Securities, Inc., the Company became a Maryland corporation on February 28, 1973. On November 30, 1973, the Company's name was changed to USLIFE Funds, Inc. On September 30, 1976, the Company's name was changed to Sentinel Group Funds, Inc.

On March 31, 1978, Sentinel Bond Fund, Inc. (formerly Sentinel Income Fund, Inc.) and Sentinel Growth Fund, Inc., both managed, open-end, diversified investment companies incorporated in Maryland on October 24, 1968, were merged into the Company as separate classes of stock. On March 27, 1986, the Board of Directors created, as a new class of stock of the Company, the Government Securities Fund. The Board of Directors created the Tax-Free Income Fund as a new class of the Company's stock on June 14, 1990.

The Pennsylvania Tax-Free Fund is a trust formed under the laws of Pennsylvania in 1986. The Fund became a member of the Sentinel Family of Funds on March 1, 1993. On that date the Advisor and SFSC became the investment advisor and distributor, respectively, to the Fund. Immediately prior to March 1, 1993, the investment advisor to the Fund was ProvidentMutual Management Co., Inc. ("PMMC"), and its distributor was ProvidentMutual Financial Services, Inc., both of which were at the time affiliates of Provident Mutual Life Insurance Company of Philadelphia.

On March 1, 1993, the Company completed the acquisition of substantially all of the assets of eight ProvidentMutual Funds, and Sentinel Cash Management Fund, Inc., ("SCMF") in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on August 13, 1992 the Board of Directors authorized the creation of three new classes of stock of the Company, namely, the Small Company, International Equity and U.S. Treasury Money Market Funds. From March 1, 1993 to March 29, 1994, the Small Company Fund's name was Sentinel Aggressive Growth Fund, and from March 29, 1994 to March 31, 1997, the Small Company Fund's name was Sentinel Emerging Growth Fund. Prior to March 31, 1999, the Mid Cap Growth Fund's name was Sentinel Growth Fund. Also on March 1, 1993, the Investment Advisory Agreement between the Company and Sentinel Advisors, Inc., an indirect wholly-owned subsidiary of National Life, and the Distribution Agreement between the Company and Equity Services, Inc. ("ESI"), also an indirect wholly-owned subsidiary of National Life, terminated, and were replaced by the advisory and distribution arrangements with the Advisor and SFSC, respectively.

On March 27, 1995, the Company completed the acquisition of substantially all of the assets of seven funds of The Independence Capital Group of Funds, Inc., in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on December 15, 1994, the Board of Directors authorized the creation of two new classes of stock of the Company, namely, the New York Tax-Free Income and Short Maturity Government Funds. From March 27, 1995 to February 3, 1997, the Short Maturity Government Fund's name was Sentinel Short-Intermediate Government Fund.

On March 14, 1997, the Board of Directors of the Company authorized the creation of the High Yield Bond Fund as a new series of the Company. On June 10, 1999, the Board of Directors of the Company authorized the creation of the Growth Index Fund as a new series of the Company. On December 9, 1999, the Board of Directors of the Company authorized the creation of the Flex Cap Opportunity Fund as a new series of the Company. Prior to July 1, 2002, the International Equity Fund was known as the World Fund. On December 12, 2002, the Board of Directors of the Company authorized the creation of the Capital Markets Income Fund as a new series of the Company. On December 11, 2003, the Board of Directors of the Company authorized the creation of the Core Mid Cap Fund as a new series of the Company.

Effective at the close of the market on September 23, 2005, the Bond, Core Mid Cap and Growth Index Funds reorganized into the Government Securities, Mid Cap Growth and Flex Cap Opportunity Funds, respectively, and the Flex Cap Opportunity Fund changed its name to the Capital Opportunity Fund.

On November 14, 2005, the Board of Directors of the Company authorized the creation of the Capital Growth Fund and Growth Leaders Fund as new series of the Company. In 2006, the Bramwell Growth and Bramwell Focus Funds, each series of The Bramwell Funds, Inc., reorganized into the Capital Growth Fund and Growth Leaders Funds, respectively.

FUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies may not be changed without the approval of a majority of the outstanding shares. A vote of a majority of the outstanding shares for this purpose means the affirmative vote of the lesser of (1) 67% of shares present if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

Each Fund's principal investment objective is a fundamental investment policy and the additional fundamental investment policies are listed below. Each Fund may not:

o Borrow except from banks in an amount up to 5% of a Fund's total assets for temporary or emergency purposes or to meet redemption requests that might otherwise require the untimely disposition of securities;
o     Purchase securities on margin;
o     Deal in real estate;
o     Act as an underwriter of securities issued by others;
o Purchase from or sell to any officer, director or employee of the Corporation, the Advisor, SFSC or a subadvisor (or any of their officers or directors) any securities other than Fund shares;
o Invest in oil, gas or other mineral exploration or development programs or leases;
o Invest more than 5% of its net assets in warrants valued at the lower of cost or market, or more than 2% of its net assets in warrants that are not listed on either the New York Stock Exchange or the American Stock Exchange;
o     Invest for the purposes of exercising control or management; or
o     Make short sales of securities.

The Government Securities Fund also:

o May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;
o     May not invest in restricted securities; and
o     May not invest in illiquid securities.

The Short Maturity Government Fund also:

o May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;
o     May not invest in restricted securities; and
o     May not invest in illiquid securities.

For purposes of the Funds' fundamental policy, "industry" is based on the Standard & Poor's and Morgan Stanley Capital International's Global Industry Classification Standards.

NON-FUNDAMENTAL INVESTMENT POLICIES

Non-fundamental investment policies are established and may be changed by the Board of Directors of Sentinel Group Funds, Inc. or the Board of Trustees of the Pennsylvania Tax-Free Fund (collectively, "Board"). The following are the Funds' non-fundamental investment policies.

To the extent a Fund invests in these derivatives, it will observe the following limitations:

o It may not hold more than 5% of its total assets in the aggregate in options on individual securities, options on securities indices, and futures contracts.
o It will buy options on individual securities only to hedge underlying securities that are owned by the Fund, or to close out transactions in options written.
o It will sell options on individual securities only to generate additional income on securities that are owned by the Fund, or to close out transactions in options purchased.

o It will sell options on securities indices or futures on securities indices only to hedge portfolio risks, or to close out positions in such index options or futures that had previously been purchased. As such, a Fund shall not sell such index options or futures with aggregate notional amounts in excess of that Fund's exposure to the market or sector covered by such index option or future.
o It will purchase options on securities indices or futures on securities indices only in anticipation of buying securities related to the index, or to close out positions in such index options or futures that the Fund had previously sold. In purchasing such index options or futures, it must set aside cash or short-term money market investments so as to ensure that the purchase of such index options or futures does not result in leveraging the Fund's portfolio.
o It will enter into interest rate swap transactions and total return swaps on fixed income indices only in circumstances in which there is no leveraging of credit risk in the portfolio, or in which significant diversification or reduction of credit risk results.
o It will enter into default swaps on fixed-income securities only for the purpose of hedging credit risk on securities owned by the Fund, and will not take on additional credit risk through the use of default swaps.
o When entering into swap agreements, it will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.
o When transacting in OTC derivatives involving counterparty risk, it will deal only with counterparties that meet appropriate credit guidelines, and will limit exposure to any counterparty such that the sum of the value of all portfolio securities held by the Fund of which the issuer is the counterparty or an affiliate of the counterparty, plus the exposure to the counterparty in respect of the OTC options, does not exceed 5% of the total assets of the Fund.

The Government Securities Fund:

o May not change its policy of investing, under normal circumstances, at least 80% of its assets in government securities, unless the Fund provides its shareholders with 60 days' prior written notice of such change;
o May not invest more than 20% of its net assets in high-quality, money-market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities; and
o     May not invest more than 25% of its net assets in repurchase agreements.

The Short Maturity Government Fund:

o May not change its policy of investing, under normal circumstances, at least 80% of its assets in U.S. government securities with average lives, at the time of purchase, of three years or less, unless the Fund provides its shareholders with 60 days' prior written notice of such change;
o May not invest more than 20% of its net assets in high-quality, money market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities; and
o     May not invest more than 25% of its net assets in repurchase agreements.

Fundamental and non-fundamental investment policies are considered at the time that portfolio securities are purchased. If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Derivative Transactions

GENERAL. The fixed income Funds may (a) purchase and sell exchange traded and over-the-counter ("OTC") put and call options on fixed income securities and indices of fixed income securities, (b) purchase and sell futures contracts on fixed income securities and indices of fixed income securities, and (c) enter into interest rate swaps, total return swaps on fixed income indices, and default swaps.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

No Fund may purchase or sell derivative instruments if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the total assets of such Fund.

PURCHASING PUT OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, and indexes of securities prices. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The Funds may purchase put options, but will not sell, or write, put options on individual securities, except to close out put options previously purchased.

SELLING (WRITING) CALL OPTIONS. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying security price does not rise sufficiently to offset the cost of the option. The Funds will not purchase call options on individual securities, except to close out call options previously sold, but may sell, or write, call options on individual securities.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark-to-market payments of variation margin as the position becomes unprofitable.

OPTIONS ON INDICES. Each Fund that is permitted to enter into options transactions may purchase and sell (write) put and call options on any securities index based on securities in which the Fund may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

FUTURES CONTRACTS. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when a Fund wishes to close out a particular position.

When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument has been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by FCM's other customers, potentially resulting in losses to the Fund.

Each Fund will segregate liquid assets in connection with its use of options and futures to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, structural differences in how options and futures and securities are traded, or imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular options or futures contract at any particular time, even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions also could be impaired.

SWAPS. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount". Swaps may involve an interest rate (fixed or floating), a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other make payments equivalent to a specified interest rate index. A fixed-income Fund may engage in simple or more complex swap transactions involving a wide variety of underlying instruments or rates.

Swaps are credit-intensive products. A Fund that enters into a swap transaction bears the risk of default (i.e., nonpayment) by the other party to the swap. The internal limitation below which deals with counterparty risk is intended to reduce this risk to the extent reasonably practicable, but it cannot eliminate entirely the risk that a counterparty to a swap, or another OTC derivative, will default. Consistent with current market practices, a Fund will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for a net payment upon default. In addition, a Fund's obligations under an agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total return swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total return swap defaults, a Fund's risk of loss will consist of the payments that a Fund is contractually entitled to receive from the other party. If there is a default by the other party, a Fund may have contractual remedies under the agreements related to the transaction. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities.

POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

COMMODITY POOL OPERATOR. The use of derivative instruments is subject to applicable regulations of the Commodity Futures Trading Commission ("CFTC"). The Funds have filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA") and, therefore, are not subject to registration or regulation by the CFTC as a commodity pool operator under the CEA.

ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

ADDITIONAL RISK FACTORS OF OTC TRANSACTIONS. Derivatives traded in OTC markets, including swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations.

Exchange-Traded Funds. Exchange-traded funds ("ETF") represent shares of ownership in mutual funds or unit investment trusts ("UIT"), that hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indices. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value ("NAV"). Instead, ETFs sell and redeem their shares at NAV only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end mutual funds and UITs, which issue redeemable shares, and of closed-end mutual funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable.

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, such as the Federal Home Loan Mortgage Corporation, Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, insurance companies and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities, which are typically issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

The rate of principal payment on mortgage-backed securities generally depends on the rate of principal payments received on the underlying assets that in turn, may be affected by a variety of economic and other factors. As a result, the yield on any mortgage-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

Mortgage-backed securities may be issued with either a single class of security or multiple classes, which are commonly referred to as a CMO. Multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (mortgage-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-mortgage-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Repurchase Agreements. Each of the Funds to a limited extent may enter into repurchase agreements with selected banks and broker-dealers under which the Fund purchases securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the amount a Fund pays for securities and the amount it receives upon resale is interest income to a Fund. Failure of the seller to repurchase the securities as agreed may result in a loss to a Fund if the market value of the securities has fallen to less than the repurchase price. In the event of such a default, a Fund may also experience certain costs and be delayed or prevented from recovering or liquidating the collateral securities, which could result in further loss to a Fund. The Funds (except for the Capital Opportunity Fund, whose investments in repurchase agreements are discussed separately below) will use repurchase agreements as a means of making short-term investments of seven days or less and in aggregate amounts of not more than 25% of the net assets of the Fund. All repurchase agreements used by the Funds, except for the Capital Opportunity Fund, will provide that the value of the collateral underlying the repurchase agreement always will be at least equal to 102% of the repurchase price. The Advisor will monitor on a continuing basis the creditworthiness of all parties with which it might enter into repurchase agreements and will enter into repurchase agreements only if it determines that the credit risk of such a transaction is minimal.

Securities Lending Program. In a securities lending program, Funds (that are not prohibited from lending securities) may lend securities to broker-dealers and other institutional borrowers that meet credit requirements and other criteria. Typically, the criteria include that the borrower pledges to the Fund cash collateral (or other approved high quality collateral) in an amount at least equal to 100% of the market value of the securities loaned (with such collateralization determined by the securities lending agent on a daily basis and adjusted accordingly). The securities lending agent pays to the Fund a negotiated percentage of the interest earned on investments of cash collateral and of the lending fee paid by the borrower (when non-cash collateral is pledged by the borrower). In determining whether to lend securities to a particular broker-dealer or institutional borrower, the securities lending agent will generally consider, and during the period of the loan will monitor, all relevant facts and circumstances of the securities loan including the creditworthiness of the borrower. The Fund retains the authority to terminate a securities loan. The Fund pays reasonable administrative and custodial fees in connection with each securities loan, and a negotiated portion of the interest earned on the investment of the cash collateral first to the borrower (as a rebate) and, to the extent of any remaining earned interest, a negotiated percentage to the securities lending agent. The Fund receives from the borrower amounts equivalent to any dividends, interest, or other distributions while the securities are on loan ("substitute payments"). Substitute payments are not to be treated as either dividends or interest received with respect to the underlying securities lent for federal income tax purposes. The Fund retains certain ownership rights as to the loaned securities (such as voting and subscription rights, and rights to dividends, interest, or other distributions) when retaining such rights is considered to be in the Fund's best interest. The cash collateral received from each borrower will be invested by the securities lending agent in high-quality investments (including money market instruments and repurchase agreements). Such investments may include investments in mutual funds or similar investment companies that are affiliated with the securities lending agent or the Fund's custodian, subject to compliance with all applicable laws, regulations and orders.

U.S. Government Securities. U.S. government securities are issued by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, such as Treasury bills, notes, and bonds; the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States; the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and the Student Loan Marketing Association, the Inter-American Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies. Although the U.S. government provides various types of financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and not all U.S. government securities are guaranteed or backed by the full faith and credit of the U.S. government. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the market value of such securities will fluctuate.

When Issued Purchases. The Funds may purchase bonds on a when issued or delayed-delivery basis. Delivery of and payment for these bonds could take place a month or more after the date of the transaction. During this time, the value of the purchase commitment will fluctuate with the market for these bonds. However, when a Fund makes a commitment to purchase the bonds, the payment and interest terms of these issues are fixed. A Fund will make these commitments only with the intention of acquiring the bonds, but may sell those bonds before settlement date if the Advisor believes that would benefit shareholders. When a Fund purchases bonds on a when issued or delayed-delivery basis, it will provide its custodian with enough cash or short-term investments to pay the purchase price of these bonds upon delivery. This policy ensures that when issued or delayed-delivery purchases will not be used as a form of borrowing to make investments.

MANAGEMENT OF THE FUNDS

The officers of the Company run the day-to-day operations of the Funds under the supervision of the Board, which consist of the same eleven individuals ("Directors"). The Advisor, under agreements with the Company, supervises and assists in the management of the Funds and the purchase and sale of securities.

During the fiscal year ended November 30, 2005, the Audit, Compliance and Pricing Committee ("Audit Committee") of each Board, which is each comprised of four non-interested Directors, held six meetings. The Audit Committee reviews reports by management and the independent auditor relating to the integrity of the Funds' financial reporting process and their internal controls, and, as appropriate, the internal controls of certain service companies; is directly responsible for the appointment, compensation, retention and oversight of the Funds' independent auditor; oversees the quality, clarity and objectivity of the Funds' financial statements and the independent audit thereof; provides an avenue of communication among the Board, management, and the independent auditor; acts as a liaison between the Board and the Chief Compliance Officer of the Funds ("CCO"), and monitors the performance by the CCO of the CCO's responsibilities under the procedures approved by the Board pursuant to Rule 38a-1 under the Investment Company Act; oversees the procedures utilized for the valuation of portfolio securities owned by the Funds; and oversees the conflicts review process. The Board has adopted a written charter for the Audit Committee of the Board.

The Governance, Contracts and Nominating Committee ("Governance Committee") of the Board held four meetings during the fiscal year ended November 30, 2005. With respect to governance matters, each Governance Committee reviews board governance practices and procedures, board committee assignments and responsibilities, director compensation and director self-assessment. With respect to nominations of independent directors, each Governance Committee reviews the composition of the Board, considers nominations for independent director membership on the Board and evaluates candidates' qualifications for Board membership and their independence from the Funds' investment advisors and other principal service providers. When considering nominations, each Committee may consider referrals from a variety of sources, including current directors, management of the Funds, the Funds' legal counsel and shareholders who submit nominations in accordance with any procedures specified in the Funds' communications to shareholders. In its evaluation of potential nominees, each Governance Committee may consider such factors as it deems appropriate, including the contribution that the person can make to the Board, with consideration being given to the person's business and professional experience, the specific financial, technical or other expertise possessed by the person and the person's reputation for high ethical standards and personal and professional integrity. Independent director nominee recommendations from shareholders should be sent to the Secretary of the Company, as applicable. With respect to contract matters, each Governance Committee requests information regarding, and evaluates the terms of, the advisory agreements (including any subadvisory agreements), administrative services agreements, distribution agreements and related distribution plans pursuant to Rule 12b-1 relating to the Funds; monitors the performance of the advisors to the Funds (including any subadvisors), the distributor, and the administrative services providers.

BIOGRAPHICAL INFORMATION. The Directors who are not deemed an "interested person", as defined in the 1940 Act, are listed below together with information regarding their age, address and business experience during the past five years. Each of the Directors oversees all of the sixteen mutual funds that make up the Sentinel Funds, which is comprised of the fifteen series of Sentinel Group Funds, Inc. and the Sentinel Pennsylvania Tax-Free Trust. Each Director serves until his or her successor is elected and qualified, until the March meeting of the Board after such Director attains age 72, or until his or her death, resignation, or removal as provided in the Funds' governing documents or by statute.

NAME, ADDRESS, AGE                    POSITION AND LENGTH     PRINCIPAL OCCUPATION(S) DURING PAST      PUBLIC
                                      OF TIME SERVED          FIVE YEARS                               DIRECTORSHIPS
John D. Feerick (69)                  Director/Trustee,       Fordham University School of Law -       Wyeth
140 West 62nd Street                  since 1984              Professor of Law since 1982; Dean,       (a pharmaceutical
New York, NY 10023                                            from 1982 to 2002; NYS Commission on     company) -
                                                              Judicial Elections, since 2003;          Director, since 1987;
                                                              Special Master of Family  Homelessness   Group Health
                                                              in NYC -  from 2003 to 2005; Judicial    Incorporated  -
                                                              Referee on School Funding - 2004;        Director, since 1999;
                                                              American Arbitration Association, past   American Irish
                                                              Chairman of the Board                    Historical Society
                                                                                                       (Executive
                                                                                                       Committee), since
                                                                                                       2002; Archdiocese of
                                                                                                       New York (Charter
                                                                                                       Committee since 2002
                                                                                                       and Realignment
                                                                                                       Committee since 2005)

Richard I. Johannesen, Jr.  (71)      Director/Trustee,       Retired - Bond Market Research
National Life Drive                   since 1994; Audit,      Department, Salomon Brothers Inc. -
Montpelier, VT  05604                 Compliance & Pricing    Vice President and Manager
                                      Committee Chair,
                                      since 2004

Keniston P. Merrill (69)              Director/Trustee,       Retired - Formerly Advisor Chair and     Mary Hitchcock
National Life Drive                   since 1987; Chair,      Chief Executive Officer                  Memorial Hospital -
Montpelier, VT  05604                 1990-1997                                                        Trustee, 1995 - 2005;
                                                                                                       Dartmouth Hitchcock
                                                                                                       Alliance - Trustee,
                                                                                                       1995 - 2005

Deborah G. Miller (56)                Director/Trustee,       Ascendent  Systems  (a voice and         Libby Glass -
National Life Drive                   since 1995              messaging systems company)  - Chief      Director, since 2003;
Montpelier, VT  05604                                         Executive Officer, since 2005;           Wittenberg
                                                              Enterprise Catalyst Group (a             University  -
                                                              management consulting firm ) - Chief     Director since 1998
                                                              Executive Officer, since 2003; iCEO
                                                              LLC (an employment agency ) - Chief
                                                              Executive Officer 2000 to 2003

John Raisian, Ph.D. (56)              Director/Trustee,       Hoover Institution at Stanford
Hoover Institution                    since 1996              University - Economist, since 1986
Stanford University
Serra and Galvez Streets
Stanford, CA  94305-6010

Nancy L. Rose (47)                    Director/Trustee,       Massachusetts Institute of Technology    CRA International,
National Life Drive                   since 2003              - Professor of Economics, since 1985;    Inc. (a consulting
Montpelier, VT  05604                                         National Bureau of Economic Research -   firm) - Director,
                                                              Director of Industrial Organization      since 2004
                                                              Research Program, since 1990

Richard H. Showalter (58)             Director/Trustee,       Dartmouth-Hitchcock Alliance and Mary
National Life Drive                   since 2003; Lead        Hitchcock Memorial Hospital - Senior
Montpelier, VT  05604                 Independent Director    Vice President and Chief Financial
                                      since 2005              Officer, since 1985;
                                                              Dartmouth-Hitchcock Clinic - Senior
                                                              Vice President and Chief Financial
                                                              Officer, since 1999;
                                                              Dartmouth-Hitchcock Medical Center -
                                                              Treasurer, since 1995

Susan M. Sterne (60)                  Director/Trustee,       Economic Analysis Associates, Inc. -
5 Glen Court                          since 1990              President, since 1979
Greenwich, CT  06830

Angela E. Vallot  (49)                Director/Trustee,       Vallot Consultants - President, since
370 Riverside Drive, Apt. 15E         since 1996;             2004; Colgate-Palmolive Company (a
New York, NY  10025                   Governance, Contracts   consumer products company ) - Vice
                                      & Nominating Chair,     President -  2001 to 2003; Texaco,
                                      since 2004              Inc. (an integrated energy company ) -
                                                              Director of Diversity, 1997 to 2001

Certain biographical and other information relating to the Directors who are officers and "interested persons" of the Funds as defined in the 1940 Act and to the other officers of the Funds is set forth below. Mr. MacLeay and Mr. Thwaites oversee all of the Sentinel Funds, which include the fifteen series of Sentinel Group Funds, Inc. and the Sentinel Pennsylvania Tax-Free Trust. Each Director serves until his or her successor is elected and qualified, until the March meeting of the Board after such Director attains age 72, or until his or her death, resignation, or removal as provided in the Funds' governing documents or by statute. Each elected officer is elected by, and serves at the pleasure of, the Board.

NAME, ADDRESS, AGE            POSITION AND LENGTH     PRINCIPAL OCCUPATION(S) DURING PAST FIVE      PUBLIC
                              OF TIME SERVED          YEARS                                         DIRECTORSHIPS
Thomas H. MacLeay (56)        Chair, since 2003;      National Life Holding Company (a mutual       Sentinel Variable
National Life Drive           Chief Executive         insurance company) and National Life          Products Trust (7)
Montpelier, VT  05604         Officer 2003-2005       Insurance Company -  Chairman of the Board,
                                                      President and Chief Executive Officer,
                                                      since 2002; President and Chief Operating
                                                      Officer, 1996 to 2001; Sentinel Variable
                                                      Products Trust - Chairman, since 2004;
                                                      Chief Executive Officer, 2004 to 2005

Christian W. Thwaites (48)    President, Chief        Sentinel Asset Management, Inc. ("SAM"),      None
National Life Drive           Executive Officer       Advisor  - President & Chief Executive
Montpelier, VT  05604         and Director/           Officer, since 2005; National Life
                              Trustee,  since 2005    Insurance Company - Executive Vice
                                                      President, since 2005; Sentinel Variable
                                                      Products Trust - President and Chief
                                                      Executive Officer, since 2005; Skandia
                                                      Global Funds - Chief Executive Officer,
                                                      1996 to 2004

Thomas P. Malone (50)         Vice President and      Sentinel Administrative Service Company       N/A
National Life Drive           Treasurer, since        ("SASC") - Vice President, since 1997;
Montpelier, VT  05604         1997; Assistant         Sentinel Variable Products Trust - Vice
                              Vice President,         President and Treasurer, since 2000
                              1990 to 1997

John K. Landy (46)            Vice President,         SASC - Senior Vice President, since 2004;     N/A
National Life Drive           since 2002              Vice President, 1997 to 2004; Sentinel
Montpelier, Vermont  05604                            Variable Products Trust - Vice President,
                                                      since 2004

Scott G. Wheeler (40)         Assistant Vice          SASC - Assistant Vice President, since        N/A
National Life Drive           President and           1998; Sentinel Variable Products Trust -
Montpelier, Vermont  05604    Assistant               Assistant Vice President and Assistant
                              Treasurer, since        Treasurer, since 2004
                              1998

Kerry A. Jung (32)            Secretary, since 2005   National Life Insurance Company  - Senior     N/A
National Life Drive                                   Counsel, since 2005; Sentinel Variable
Montpelier, VT  05604                                 Products Trust - Secretary, since 2005;
                                                      Equity Services, Inc.;  Advisor; SAM;
                                                      SFSC;  SASC - Counsel, since 2005; Strong
                                                      Financial Corporation - Managing Counsel,
                                                      2004-2005; Associate Counsel, 2000 to 2004

D. Russell Morgan (50)        Chief Compliance        Advisor, SAM, National Life Variable          N/A
National Life Drive           Officer, since          Products Separate Accounts - Chief
Montpelier, Vermont  05604    2004; Secretary,        Compliance Officer, since 2004; Sentinel
                              1988-2004               Variable Products Trust - Chief Compliance
                                                      Officer, since 2004; Secretary, 2000 -
                                                      2004;  National Life Insurance Company -
                                                      Assistant General Counsel, 2001 to 2004;
                                                      Senior Counsel, 2000 to 2001; Equity
                                                      Services, Inc. - Counsel, 1986 to 2004;
                                                      Advisor, SAM,  SFSC,  SASC - Counsel, 1993
                                                      to 2004

Mr. MacLeay is an interested person of the Funds because he is also Chairman, President and Chief Executive Officer of the National Life Holding Company. Mr. Thwaites is an interested person of the Funds because he is also President and Chief Executive Officer of the Advisor and SAM. The officers and Directors of the Company who are employees of National Life or its subsidiaries do not receive any compensation from the Funds. Each Director who is not an affiliate of the Advisor is paid an annual fee of $20,500 plus $2,450 for each meeting attended. Effective December 8, 2005, the Lead Independent Director is paid an additional $12,000 annual fee. Each member of the Audit Committee and Governance Committee is also paid $2,000 for each in-person and $500 for each telephone Committee meeting attended, and the chair of each Committee is paid an annual fee of $6,000. Prior to March 10, 2005, if the Audit Committee held a meeting on a day on which there was not a meeting of the full Board, each member of the Audit Committee who attended the meeting was paid $500. Directors are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The aggregate amount paid, including expense reimbursements, by the Sentinel Funds during the fiscal year ended November 30, 2005 to the officers and Directors as a group was $571,270.

The following table sets forth for the fiscal year ended November 30, 2005 compensation paid by the Company and by the Pennsylvania Tax-Free Fund to the non-interested Directors and the Chief Compliance Officer of the Sentinel Funds:

                                                                       PENSION OR      PENSION OR
                                                  AGGREGATE            RETIREMENT      RETIREMENT       TOTAL
                                                  COMPENSATION         BENEFITS        BENEFITS         COMPENSATION
                               AGGREGATE          FROM                 ACCRUED AS      ACCRUED AS       FROM COMPANY AND
                               COMPENSATION       PENNSYLVANIA         PART OF FUND    PART OF TRUST    PENNSYLVANIA
NAME                           FROM COMPANY(1)    TAX-FREE TRUST(1)    EXPENSE         EXPENSE          TAX-FREE TRUST
----                           ---------------    -----------------    ------------    -------------    ----------------
John D. Feerick                   $ 40,750             $3,900               None            None           $ 44,650
Richard I. Johannesen(2)            43,750              3,900               None            None             47,650
Keniston P. Merrill                 40,250              3,900               None            None             44,150
Deborah G. Miller(3)                40,250              3,900               None            None             44,150
D. Russell Morgan(4)               115,247                700            $20,120            $125            136,192
John Raisian(3)                     40,250              3,900               None            None             44,150
Nancy L. Rose(3)                    40,750              3,900               None            None             44,650
Richard H. Showalter, Jr.(3)        40,750              3,900               None            None             44,650
Susan M. Sterne                     38,000              3,700               None            None             41,700
Angela E. Vallot2, (3)              43,250              3,900               None            None             47,150

(1) The Advisor and/or an affiliate paid the portion of the compensation attributable to the November 2005 special meeting.
(2) Mr. Johannesen is Chair of the Audit Committee, and Ms. Vallot is Chair of the Governance Committee.
(3) As of November 30, 2005, the total amount of deferred compensation (including interest) payable to or accrued for Ms. Miller is $135,875, for Mr. Raisian is $44,945, for Ms. Rose is $22,288, for Mr. Showalter is $43,498, and for Ms. Vallot is $181,059.
(4)   Mr. Morgan was also reimbursed out-of-pocket expenses.

SHARE OWNERSHIP. Information relating to each Director's share ownership in the Funds as of December 31, 2005 is set forth in the chart below. The dollar ranges are as follows:

A.    None
B.    $1 to $10,000
C.    $10,001 to $50,000
D.    $50,001 to $100,000
E.    over $100,000

      For purposes of the chart below, the Funds are designated as follows

GS - Government Securities Fund           SM - Short Maturity Government Fund

NAME                                           FUND        ALL SENTINEL FUNDS(1)

INTERESTED DIRECTOR:

Thomas H. MacLeay2, (3)            GS - E      SM - A      E

Christian W. Thwaites2, (3)        GS - B      SM - A      C

NON-INTERESTED DIRECTORS/TRUSTEE:

John D. Feerick                    GS - A      SM - A      E

Richard I. Johannesen, Jr.         GS - A      SM - C      C

Keniston P. Merrill                GS - A      SM - A      E

Deborah G. Miller(3)               GS - B      SM - A      E

John Raisian(4)                    GS - A      SM - A      C

Nancy L. Rose                      GS - A      SM - A      E

Richard H. Showalter(3)            GS - B      SM - A      C

Susan M. Sterne                    GS - A      SM - A      C

Angela E. Vallot(3)                GS - C      SM - A      E

(1) Does not include ownership in the Capital Growth or Growth Leaders Funds, which were first offered for sale in March 2006.
(2) Mr. MacLeay and Mr. Thwaites had indirect ownership positions in the listed Funds through National Life's 401(k) plan. These positions were included when calculating the dollar ranges shown.
(3) These Directors indirectly invested in the Funds through a deferred compensation plan, which is included in the above.

CODES OF ETHICS. The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that covers the Funds, and the Advisor and the Distributor have each adopted a Code of Ethics under Rule 17j-1. The Codes of Ethics establish procedures for personal investing and restricts certain transactions. Employees subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Funds.

PORTFOLIO MANAGERS

Portfolio Manager Compensation.

ADVISOR

All portfolio managers of non-subadvised Funds are compensated by a combination of fixed salaries and incentive compensation and, in certain circumstances, the portfolio managers may be guaranteed a minimum level of combined compensation. The fixed salary portion of compensation is generally based on comparative investment management industry data. Portfolio managers who manage more than one fund and/or also manage accounts for National Life Insurance Company and its affiliates have a pro rata share of their salaries based on the amount of assets managed for each area and each type of investment or fund. The determination of these allocations is in the best judgment of and at the discretion of the Advisor's chief executive officer.

Incentive compensation can be a significant portion of total compensation. Incentive compensation with respect to the management of the Funds is primarily based on pre-tax investment performance relative to Morningstar ratings and rankings. Relative results for the most recent 1-, 3- and 5-year periods are taken into account, with 25% based on the 1-year relative performance, 50% based on the 3-year relative performance, and 25% based on the 5-year relative performance. No incentive compensation is paid for performance below a 50% Morningstar percentile ranking. Because Ms. Schapiro recently began managing the International Equity Fund, her performance compensation is allocated as follows until a 5-year performance record is established: 100% based on the 1-year relative performance in year one; 50% on the 1-year and 50% on the 2-year relative performance in year two; 25% on the 1-year relative performance, 50% on the 2-year relative performance and 25% on the 3-year relative performance in year three; and 25% on the 1-year relative performance, 50% on the 3-year relative performance and 25% on the 4-year relative performance in year four. Ms. Bramwell also receives for the five years beginning in 2006 a 20% share of the advisory fees earned on the assets in any separately managed accounts she manages.

In the case of the non-subadvised fixed-income Funds, the Advisor determines an appropriate portion of total incentive compensation to be based on relative Fund performance, with other portions of total incentive compensation based on results achieved in the portions of the National Life Insurance Company and Life Insurance Company of the Southwest portfolios for which such portfolio managers are responsible (National Life Insurance Company and Life Insurance Company of the Southwest are affiliates of the Advisor). This determination is based on the effort devoted to each of the portfolios managed, as well as the Advisor's view of overall fairness and creation of appropriate incentives.

A portion of the incentive compensation for Messrs. Brownlee, Lee, Manion and Schwartz, Ms. Bramwell and Ms. Schapiro is deferred and invested in one or more publicly available Sentinel funds. In addition, for all portfolio managers, the Advisor and/or an affiliate contributes an amount equal to 20% of the aggregate amount of all incentive compensation for a particular year to a discretionary award pool. Payments from this pool are determined by the chief executive officers of the Advisor and National Life Insurance Company based on overall results for the National Life Insurance Company and its affiliates, an evaluation of individual performance, and other factors they determine. Ms. Schapiro also receives as additional compensation a portion of the advisory fees earned by the Advisor on the International Equity Fund for a limited period of time.

Portfolio managers also participate in benefit plans and programs available generally to all employees of National Life and its affiliates. These include health, life and disability insurance, and a defined benefit pension plan.

PORTFOLIO MANAGERS' FUND OWNERSHIP

For each Fund, the following table shows the dollar range of shares owned beneficially and of record by the person(s) who are primarily responsible for the day-to-day management of the Fund (each a "portfolio manager"), including investments by their immediate family members, as of November 30, 2005.

A.    None
B.    $1 to $10,000
C.    $10,001 to $50,000
D.    $50,001 to $100,000
E.    $100,001 to $500,000
F.    $500,001 to $1,000,000
G.    Over $1,000,000

                                                             AGGREGATE DOLLAR
                                                             RANGE OF EQUITY
PORTFOLIO MANAGER        FUND(S) MANAGED                     IN THE FUND
-----------------        ------------------------------      ----------------
David M. Brownlee        Government Securities Fund          C
                         Short Maturity Government Fund      C

PORTFOLIO MANAGEMENT CONFLICTS OF INTEREST

In addition to managing the assets of one or more Funds, each portfolio manager may have responsibility for managing other client accounts of the Advisor or subadvisor. The manner in which the portfolio manager's incentive compensation is weighted among the accounts managed may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her incentive compensation. The tables below show, for the portfolio manager(s) of each Fund, the number and asset size of the following types of accounts that he or she manages (if any): (1) SEC registered investment companies (or series thereof) other than the Company and
(2) other accounts (e.g., accounts managed for individuals or organizations). The tables also show the number of performance based fee accounts for each category, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. Except as noted, the information is provided as of November 30, 2005. No portfolio manager managed pooled investment vehicles that are not registered investment companies.

    PORTFOLIO MANAGERS' MANAGEMENT OF REGISTERED INVESTMENT COMPANIES/SERIES
            OTHER THAN THE COMPANY OR THE PENNSYLVANIA TAX-FREE FUND

                                                NUMBER OF      TOTAL ASSETS OF
                                                COMPANIES/     COMPANIES/
                    NUMBER OF                   SERIES WITH    SERIES WITH
                    COMPANIES/                  PERFORMANCE-   PERFORMANCE-BASED
PORTFOLIO MANAGER   SERIES      TOTAL ASSETS    BASED FEE      FEE
-----------------   ----------  -------------   ------------   -----------------
David M. Brownlee   2           $31.8 million   None           None

                   PORTFOLIO MANAGERS' MANAGEMENT OF ACCOUNTS
                     THAT ARE NOT POOLED INVESTMENT VEHICLES

                                                NUMBER OF      TOTAL ASSETS OF
                                                ACCOUNTS WITH  ACCOUNTS WITH
                    NUMBER OF                   PERFORMANCE-   PERFORMANCE-BASED
PORTFOLIO MANAGER   ACCOUNTS    TOTAL ASSETS    BASED FEE      FEE
-----------------   ---------   --------------  -------------  -----------------
David M. Brownlee   5           $3.011 billion  None           None
Daniel E. Gass      1           $396.0 million  None           None

THE ADVISOR'S CONFLICTS OF INTEREST

The Advisor is a partnership of SAM, an indirect wholly owned subsidiary of the National Life Holding Company, and Sentinel Asset Management Advisors, Inc., a wholly owned subsidiary of SAM. The National Life Insurance Company ("National Life"), also an indirect wholly owned subsidiary of the National Life Holding Company, is in the business of marketing life insurance and annuity policies to the public. In the course of its business National Life maintains substantial investment portfolios for its own account, primarily in domestic fixed income securities. Real, potential or apparent conflicts of interest may arise where the same investment opportunities are appropriate for a National Life portfolio or for the portfolios of other clients. These conflicts of interest may arise particularly in cases where the same portfolio manager has day-to-day portfolio management responsibilities with respect to more than one Fund or other account. The Advisor has established procedures under which, when the Advisor recommends to a Fund the purchase of an issue that it may also recommend for other clients or for the portfolios of its affiliates, investment opportunities are allocated by a means which is fair. Generally investment opportunities are allocated to different investors for which a given investment opportunity is suitable on a pro rata basis. However, the allocation may be changed from pro rata where a good reason to do so exists, such as that the pro rata allocation would result in such small allocations to a particular investor that it is not cost effective or meaningful. For fixed income investments, allocations are normally in proportion to cash available for investment in a particular opportunity, but an opportunity judged to be more suitable to a particular account than others may be allocated to such account. Over time the Advisor seeks to ensure that no Fund or other account is favored over others.

To the extent that a portfolio manager has responsibilities for managing accounts in addition to the Fund, the portfolio manager will need to divide his or her time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may arise where the Advisor may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages.

PRINCIPAL SHAREHOLDERS

As of ___________, 2006, the Company's and the Pennsylvania Tax-Free Fund's Directors and officers as a group owned less than 1% of the outstanding shares of each Fund. As of _________, 2006, none of the non-interested Directors nor any of their immediate family members owned beneficially or of record any securities in Advisor, SFSC or any of their affiliates.

In addition, as of _________, 2006, the National Life Holding Company and its subsidiaries, each of whose address is National Life Drive, Montpelier, Vermont 05604, except for American Guaranty & Trust Company, whose address is 220 Continental Drive, Newark, Delaware 19713 and Life Insurance Company of the Southwest, whose address is 1300 West Mockingbird Lane, Dallas, Texas 75247, owned of record and beneficially the following shares in each Fund.

                                                              PERCENT OF
      FUND/CLASS                          NUMBER OF SHARES    OUTSTANDING
      Balanced Fund
      Government Securities Fund
           Class A
           Class C
      Short Maturity Government Fund
           Class A
           Class C
           Class S
      TOTAL

As of _______, 2006, no other shareholder owned of record, or was known by the Company or the Pennsylvania Tax-Free Fund to own beneficially, as much as 5% of the voting stock of any class of any Fund except as set forth below.

FUND/CLASS     SHAREHOLDER     NUMBER OF SHARES     PERCENT OF OUTSTANDING

Any person owning more than 25% of a Fund's shares may be considered a "controlling person" of the Fund. Accordingly, a controlling person's vote could have more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

THE INVESTMENT ADVISOR

The Advisor provides general supervision of the Funds' investments as well as certain administrative and related services. The Advisor is a partnership of SAM, an indirect wholly owned subsidiary of the National Life Holding Company, and Sentinel Asset Management Advisors, Inc., a wholly owned subsidiary of SAM. SFSC and SASC are all also Vermont general partnerships of which the general partners are SAM and a wholly owned subsidiary of SAM.

Under investment advisory agreements with the Funds, each Fund pays the Advisor a monthly fee based on the annual rates shown.

FUND                           ADVISORY FEE RATE     AVERAGE DAILY NET ASSETS(1)
Government Securities          0.55%                 First $200 million
                               0.50%                 Next $200 million
                               0.45%                 Next $600 million
                               0.40%                 Next $1 billion
                               0.35%                 In excess of $2 billion

Short Maturity Government      0.55%                 First $200 million
                               0.50%                 Next $200 million
                               0.45%                 Next $600 million
                               0.40%                 Next $1 billion
                               0.35%                 In excess of $2 billion

(1)When determining the breakpoint for the advisory fee for the Government Securities Fund, its assets are aggregated with the New York Tax-Free Income, Short Maturity Government and Tax-Free Income Funds. In determining the breakpoint for the advisory fee for the Short Maturity Government Fund, its assets are aggregated with the Government Securities Fund, New York Tax-Free Income and Tax-Free Income Funds.

Prior to December 19, 2005, under investment advisory agreements with the Funds, the Funds listed below paid the Advisor a monthly fee based on the annual rates shown.

FUND                           ADVISORY FEE RATE     AVERAGE DAILY NET ASSETS(1)
Government Securities          0.55%                 First $200 million
                               0.50%                 First $200 million
                               0.45%                 In excess of $400 million

Short Maturity Government      0.55%                 First $200 million
                               0.50%                 First $200 million
                               0.45%                 In excess of $400 million

(1) For purposes of determining the advisory fee breakpoint for the Government Securities and Short Maturity Government Funds, the Government Securities, New York Tax-Free Income, Short Maturity Government and Tax-Free Income Funds, these Funds' assets were aggregated.

Before waivers of advisory fees, the Sentinel Funds paid the following advisory fees:

FISCAL YEAR ENDED                        AGGREGATE ADVISORY FEES(1)
November 30, 2005                        $22,358,397
November 30, 2004                        $21,889,616
November 30, 2003                        $16,850,495

(1) Includes advisory fees paid by the Bond, Core Mid Cap and Growth Index Fund, which were reorganized into the Government Securities, Mid Cap Growth and Capital Opportunity Funds effective September 26, 2005. The Advisor waived $1,155,501 in 2003, $676,240 of such fees in 2004, and $194,483 in 2005.

Shareholders of the Government Securities and Short Maturity Government Funds last approved the advisory agreement with the Advisor on November 30, 1992. The Board last approved each of the advisory agreements with the Advisor on August 24, 2005.

Each advisory agreement must be approved annually by vote of the Board or by the vote of a majority of the outstanding voting securities of the applicable Fund, but in either event it must also be approved by a vote of a majority of the directors who are not parties to the contract, or "interested persons", as defined in the 1940 Act, of any such party cast in person at a meeting called for the purpose of voting on such approval. With respect to the submission of the Company's advisory agreement to shareholders, such matters shall be deemed to be acted upon effectively with respect to any Fund if a majority of the outstanding voting securities of such Fund vote for approval of such matter, notwithstanding (A) that such matter has not been approved by a majority of the outstanding voting securities of any other Fund affected by such matter, and (B) that such matter has not been approved by a vote of a majority of the outstanding voting securities of the Company.

Each advisory agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board, or, with respect to a particular Fund, by a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to the Fund.

PROXY VOTING PROCEDURES

The Funds have adopted proxy voting procedures pursuant to which the Board delegates the responsibility for voting proxies relating to portfolio securities held by the Funds to the Advisor or applicable subadvisor as part of their general management of the applicable Fund, subject to the Board's continuing oversight. The proxy voting procedures of the Advisor and the applicable subadvisors are included in Appendix B to this Statement of Additional Information. For each Fund that makes any investments in voting securities, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-282-FUND (3863), at the Funds' website at http://www.sentinelfunds.com, or at the SEC's website at http://www.sec.gov.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

Pursuant to policies and procedures adopted by the Funds and the Advisor, the Funds and the Advisor may, under certain circumstances, make selective disclosure with respect to a Fund's portfolio holdings. The Board has approved the policies and procedures adopted by the Funds and has delegated to the Advisor the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures, including compliance with any confidentiality requirements applicable to recipients of portfolio holdings. The Funds' Chief Compliance Officer has undertaken to report any violations of these policies and procedures, including any confidentiality requirements pursuant to them, to the Board.

The Funds' policy with respect to disclosure of portfolio holdings is that such disclosure shall be limited to:

Public Disclosure:

      (i) information with respect to portfolio holdings contained in the Funds' Annual and Semi-Annual Reports to Shareholders;

      (ii) information with respect to portfolio holdings contained in the Funds' Form N-Q filed with the SEC, which is filed with the SEC within 60 days of quarter-end;

      (iii) information with respect to portfolio holdings that is: (1) provided on the Funds' website; (2) provided in the Funds' marketing materials, broadly used with all selling broker-dealers of the Funds; or (3) otherwise made generally available to anyone who requests it, in all such cases such information to be only as of the last business day of a month and only at least 30 days later than the date of such information;

Non-Public Disclosure:

      (iv) information with respect to portfolio holdings of the Funds provided to recognized mutual fund information services, such as Lipper Inc. and Morningstar, Inc., such information to be provided as of the last business day of a month and only if either (a) such information is disclosed to such services at least 30 days later than the date of such information, or (b) such services agree that they and their employees will not disclose or trade on such information before it is publicly disclosed; and

      (v) information with respect to portfolio holdings of the Funds provided to persons who request it, including selling group members, consultants and investors, such information to be provided (a) as of the last business day of a month and (b) at least 30 days later than the date of such information.

Portfolio holdings information provided under (iii), (iv) or (v) above shall be released only by a limited group of individuals specifically designated by the Funds' Chief Executive Officer or the President of the Funds' distributor. Each individual shall be trained in these limitations on the release of portfolio holdings information, and a copy of each such release must be sent to the Chief Compliance Officer. Neither the Fund, the Advisor nor its affiliates receive compensation or other consideration with respect to the release of such portfolio holdings information.

The policy does not apply to the disclosure of information to: the Directors of the Company or the Trustees of the Pennsylvania Tax-Free Fund, or their counsel; persons who owe a fiduciary or other duty of trust or confidence to the Company or the Pennsylvania Tax-Free Fund, such as the Funds' counsel and registered public accounting firm; providers of fund accounting services; the Funds' transfer agent and custodian; or executing brokers in connection with the sale of portfolio holdings. The fiduciary, contractual or other duties (e.g., legal or statutory) of these recipients generally require them not to misuse such information.

The Funds have adopted policies and procedures, including a Code of Ethics and various policies regarding securities trading, to address potential conflicts of interest that may arise in connection with disclosure of portfolio information. Among other things, the Code of Ethics prohibits officers and employees of the Advisor from knowingly or intentionally trading, directly or indirectly, against the Funds in any of the Funds' portfolio securities. The Code of Ethics also generally prohibits such officers and employees from trading in a manner inconsistent with the best interests of the Funds.

The Funds have entered into ongoing arrangements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

o     Board
o     Funds' Independent Registered Public Accounting Firm
o     Funds' custodian
o     Funds' transfer agent
o     Funds' administrator agent (in connection with accounting services)
o     Mutual fund information services - Morningstar, Inc. and Lipper Inc.

Selective disclosure of portfolio information is made to the Board, transfer agent, independent registered public accounting firm, administrator agent and custodian as frequently as necessary to enable such persons or entities to provide services to the Funds. Disclosure is made to Morningstar, Inc. and Lipper Inc. on a monthly basis.

The Funds and the Advisor monitor, to the extent possible, the use of portfolio information by the individuals or firms to which it has been disclosed. There can be no assurance, however, that the Funds' policies and procedures with respect to the selective disclosure of Fund portfolio information will prevent all misuse of such information by individuals or firms that receive such information.

PRINCIPAL UNDERWRITER

SFSC acts as the principal underwriter of shares of the Funds. Its principal business address is National Life Drive, Montpelier, Vermont 05604. SFSC is a Vermont general partnership of SAM and Sentinel Financial Services, Inc. ("SFSI"), a wholly owned subsidiary of SAM. In 2006, SFSC expects to transfer its agreement with the Funds to SFSI. No change in the services provided or the personnel providing these services is expected to occur as a result of this transfer.

The Funds receive the net asset value, as determined for the purpose of establishing the offering price, of each share sold. SFSC has advised the Funds that it allows dealer concessions as shown in the Prospectuses, except that items of a promotional nature amounting in value to not more than $100 may be given from time to time as a sales incentive to registered representatives. SFSC has advised the Sentinel Funds that the total amount of underwriting commissions paid to it in the fiscal years ended November 30, 2005, 2004, and 2003 were $6,526,481, $6,952,138 and $6,334,814, respectively. Of these amounts, SFSC retained, in the fiscal years ended November 30, 2005, 2004 and 2003, $300,726.18, $523,034 and $444,652, respectively.

During the fiscal year ended November 30, 2005, SFSC also received $970,443.73 in contingent deferred sales loads from the Sentinel Funds. It did not receive any brokerage commissions or other compensation from the Funds. The distribution contracts of the Company provide that SFSC use its best efforts to continuously offer the Funds' shares. These contracts may be terminated by either party thereto on 60 days' written notice, without penalty, and they terminate automatically in the event of their assignment. The distribution contracts must be approved annually in one of the same ways as described above for the advisory agreements.

Payments to Intermediaries. SFSC or an affiliate may compensate intermediaries that distribute and/or service investors in the Funds or, at the direction of a retirement plan's named fiduciary, make payments to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. A number of factors are considered in determining whether to pay these additional amounts. In certain situations, such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the Funds on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. In addition to such payments, SFSC or an affiliate may offer other incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment and meals. SFSC anticipates that payments will be made to multiple intermediaries, including broker-dealers and other financial firms, and these payments may be significant. As permitted by SEC and the National Association of Securities Dealers rules and other applicable laws and regulations, SFSC may pay or allow other incentives or payments to intermediaries.

These additional payments, which include record-keeping fees and other payments that are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or a share class over others offered by competing fund families. During the calendar year ended December 31, 2005 such payments made by SFSC or its affiliates to intermediaries aggregated approximately $3 million. Payments for these purposes made by SFSC or an affiliate from their own resources may vary. Certain of the payments may be offset by 12b-1 fees retained by SFSC. The following is a list of intermediaries to which SFSC or an affiliate made payments in 2005 related to marketing the Sentinel Funds and/or servicing Sentinel Fund shareholders:

A G Edwards                      Janney Montgomery Scott LLC*        RBC Dain Rauscher
Allegis Advisors                 Legg Mason Wood Walker              Robert W. Baird & Co.
American Guaranty & Trust*       Linsco/Private Ledger               Smith Barney
AST Trust                        Matrix Settlement & Clearance       Securities America
AXA Advisors                     Merrill Lynch                       Stock Yards Bank & Trust Co
B.C. Ziegler & Co                Morgan Stanley                      The Concord Equity Group
BISYS Retirement Services        MSCS Financial Services             The Vanguard Group
Charles Schwab                   National Financial Legacy Group     Triad Advisors Inc
Datalynx                         National Financial Services Corp.   Trustlynx
Davenport & Co.                  National Investor Services Corp     UBS Financial Services
Edward Jones                     National Planning Corp              USI Consulting Group
Equity Services                  NFP Securities Inc                  Wachovia Bank
Fidelity Investments             NYLife Distributors                 Wedbush Morgan Securities Inc.
First National Bank of Omaha     Oppenheimer                         Westminster Financial
First Trust Corporation          Pershing LLC                        Whitfield Financial
Fiserv                           Proequities                         Zelek & Associates
Great American Advisors          Prospera Financial Services
Harbour Investments              Putnam Fiduciary Trust
Heritage Financial               NYLife Distributors
Hewitt Associates                Raymond James & Associates
Hornor Townsend & Kent*          Raymond James Financial

* During 2005, these entities were subsidiaries of the partners of the Advisor. This affiliation ended on December 31, 2005 for Hornor Townsend and Kent and Janney Montgomery Scott LLC.

It is expected that SFSC or an affiliate will make payments to these and other intermediaries for similar purposes in the future.

THE DISTRIBUTION PLANS

The Company has adopted several plans pursuant to Rule 12b-1 under the 1940 Act. One such plan applies to the Class A shares of the Company's Funds (other than the U.S. Treasury Money Market Fund). Effective June 1, 2006, the Class C shares of the Funds were added to the Class C Distribution Plan. The Class S shares of the Short Maturity Government Fund adopted a Class S Distribution Plan on December 9, 2004. (All of these plans are collectively hereinafter referred to as the "Plans"). The Plans have been and may be further amended from time to time. In all cases, the Plans reimburse SFSC for expenses actually incurred.

Each Fund paid fees for the various activities shown below under the Plans in the amounts set forth below for the fiscal year ended November 30, 2005.

                               SERVICE      RECOVERY     SALARIES    OCCUPANCY      TOTAL         TOTAL
                              FEES PAID    OF PREPAID       AND        & OTHER      SALES        TRAVEL &
FUND                         TO DEALERS    SALES COMM    BENEFITS     EXPENSES    PROMOTION   ENTERTAINMENT    TOTAL(1)
Government Securities(2)       192,845       69,552       288,551      33,167      124,509        33,499       503,203
Short Maturity Government      836,658           --       539,361      51,006      187,568        51,517     1,126,172

(1) This represents the total payment by each Fund, which was less than the sum of all expenses because total expenses exceeded the maximum 12b-1 fee reimbursement. Total expenses were $3,770,733 greater than the maximum allowed reimbursement.
(2) Information for the Government Securities Fund includes information pertaining to the Bond Fund, which reorganized with the Government Securities Fund as of September 23, 2005.

Under the Plan applicable to the Class C shares of the Funds, it is expected that the amounts payable to SFSC will be equal to 1.00% of the net assets of the Class C shares of the relevant Funds. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class C shares, and pay continuing commissions and service fees to brokers with respect to the Class C shares.

Under the Plan applicable to the Class S shares of the Short Maturity Government Fund, it is expected that the amounts payable to SFSC will be equal to 0.75% of the net assets of the Class S shares of the Short Maturity Government Fund. SFSC will use such payments to recoup the cost of continuing service fees paid to brokers with respect to Class S shares, and the same types of other marketing expenses for which SFSC receives reimbursement under the Plans applicable to the Class A shares.

The Board believes that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and for the Funds to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. Since SFSC receives no other compensation from the Funds, the Board believes it would benefit the Funds to have monies available for the direct distribution activities of SFSC in promoting the sale of shares of the Funds.

The Plans have been approved by the Board, including all of the Directors who are not interested persons as defined in the 1940 Act. The Plans must be renewed annually by the Board, including a majority of the Directors who are not interested persons and who have no direct or indirect financial interest in the operation of the Plans. It is also required that the selection and nomination of such Directors be done by the non-interested Directors. The Plans and any distribution agreement may be terminated at any time, without penalty, by such Directors on 60 days' written notice. SFSC or any dealer may also terminate their respective distribution agreement at any time upon written notice.

The Plans and any distribution agreement may not be amended to increase materially the amount spent for distribution expenses or in any other material way without approval by a majority of the Funds' outstanding shares, and all such material amendments to any Plan or any distribution agreement also shall be approved by a vote of a majority of the non-interested Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

SFSC is required to report in writing to the Board at least quarterly on the amounts and purpose of any payments made under the Plans and any distribution agreement, as well as to furnish the Board with such other information as reasonably may be requested in order to enable the Board to make informed determinations of whether the Plans should be continued.

THE FUND SERVICES AGREEMENTS

SASC, in accordance with its Fund Services Agreements with the Funds, provides the Funds with certain fund accounting, financial administration, transfer agency and shareholder relations services. SASC performs the transfer agency responsibilities utilizing the computer system of DST Systems, Inc. ("DST") on a remote basis.

For these services, the Fund Services Agreements currently provide for the Sentinel Funds to pay to SASC fixed fees totaling $1,064,625 per year for fund accounting and financial administration services. The Agreements also provide for an annual fee for transfer agency and shareholder relations services to the Company of $2,563,000, plus amounts equal to annual rates of $15 per shareholder account in excess of 106,500 as of the last day of the month preceding the installment due date. Each Fund also is responsible for the charges for remote access to the computer system of DST. Generally, this is a fixed annual charge per shareholder account, plus certain out-of-pocket expenses, minus certain credits. Each Fund is also responsible for the cost to SASC of licensing from State Street its Portfolio Accounting System, which is currently approximately $116,000. The fixed fees are subject to increase under inflation clauses for fiscal years beginning December 1, 1994, and thereafter, to the extent approved by the Board. Fees are payable monthly in arrears.

Total fees payable to SASC under the Fund Services Agreements by the Sentinel Funds for the years ended November 30, 2005, 2004, and 2003 were $5,553,297, $5,349,790 and $4,536,942, respectively.

SASC is a Vermont general partnership of SAM and Sentinel Administrative Services, Inc. ("SASI"), a wholly owned subsidiary of SAM.

The Company's Fund Services Agreement was approved by the Company's shareholders on November 30, 1992. The agreements were last approved by the Board on August 24, 2005. Each agreement must be approved annually by vote of the Board or by the vote of a majority of the outstanding voting securities of each Fund, but in either event it must also be approved by a vote of a majority of the Directors who are not parties to the contract, or interested persons, as defined in the 1940 Act, of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Fund Services Agreements will terminate automatically in the event of their assignment and are terminable at any time without penalty by the applicable Board or, as to a particular Fund, by a majority of the applicable Fund's outstanding voting securities on not more than 60 days' written notice to SASC and by SASC on 60 days' notice to the Fund.

Many Fund shares are owned by certain intermediaries for the benefit of their customers. Since SFSC often does not maintain an account for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries.

SFSC or an affiliate may make payments out of its own resources to intermediaries, including those that sell shares of the Funds, for recordkeeping services as described above under "Payments to Intermediaries".

Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may, at the direction of a retirement plan's named fiduciary, be paid for providing services that would otherwise have been performed by SFSC or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax-exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments also may be made to offset charges for certain services, such as plan participant communications, provided by SFSC or an affiliate or an unaffiliated third party.

In certain situations where SFSC or an affiliate provides recordkeeping services to a retirement plan, credits may be accrued which may be subsequently drawn down to pay for plan expenses. Credits may be accrued based on investments in particular Funds, or may be awarded for a given period of time. At the direction of a plan sponsor, credits generally may be used to offset certain non-recordkeeping expenses, such as the creation of plan participant communications. Credits also may be used to reimburse plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with plan services provided by a third party.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Sentinel Funds' policy in the case of listed securities is to place its orders with firms that are members of a stock exchange on which such securities are listed or traded and in the case of securities traded in the over-the-counter market to deal directly with dealers who are primary market makers in such securities, without the use of a broker unless the Funds can obtain better price or execution through the use of a broker. Purchases are made for investment and not for trading purposes, except for the fixed income Funds where trading may be an important factor. Subject to the direction and control of the Board and in accordance with its advisory agreements, the Advisor supervises the investments of the Funds and, as an essential feature thereof, (other than in the case of the three subadvised Funds) places orders for the purchase and sale of portfolio securities and supervises their execution, including negotiating the amount of the commission rate paid, in each case at prices it believes to be the best then available, taking into consideration such factors as price, commission, size of order, difficulty of execution and skill required of the executing broker-dealer as well as the extent to which a broker capable of satisfactory execution may provide research information and statistical and other services to the Advisor. In making such purchases and sales, the brokerage commissions are paid by the Funds. The Funds may also buy or sell securities from, or to, dealers acting as principals.

Section 28(e) of the 1934 Act, which was enacted by Congress in connection with the elimination of fixed commission rates on May 1, 1975, provides that, except as agreements such as investment advisory contracts otherwise provide, money managers such as the Advisor and the Funds' subadvisors will not be deemed to have acted unlawfully or to have breached a fiduciary duty if, subject to certain conditions, a broker-dealer is paid in return for brokerage and research services an amount of commission for effecting transactions for accounts, such as the Funds, in excess of the amount of commission another broker-dealer would charge for effecting the transaction. In order to cause the Funds to pay such greater commissions, the Advisor or subadvisor has to determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Advisor's or subadvisor's overall responsibilities to the Funds and to its other clients.

Brokerage and research services, as provided in Section 28(e) of the 1934 Act, include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

Although research and market and statistical information from brokers and dealers can be useful to the Funds, to the Advisor, and to the subadvisors, it is the opinion of the management of the Funds that such information is only supplementary to the Advisor's and the subadvisors' own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff or the subadvisors' staffs.

The Advisor obtains brokerage and research services specifically in exchange for commissions paid by the Funds and its other clients. These service providers have included Advent Software, Interactive Data, Omgeo, Sungard, Liquidnet, Inc., Instinet, TradeWare Systems LLC, Plexus, ITG, IRRC, Institutional Investor Services, Factset, Standard & Poor's, Thomson Financial, Telemet, OPRA, Dow Jones, Bloomberg, Genesis, CSFB Holt, Wilshire, SNL, Briefing.com, Ned Davis Research, Empirical Research, ISI Group, BCA Research, LJR Great Lakes Review, Sidoti, Topaz Investment Advisors LLC, Morningstar, KDP Investment Advisors, Fridson Vision LLC, Wall Street Analytics, Inc., A. Gary Shilling Insights, InvestmentWires, Russell, Reuters, Hub Data, Municipal Market Advisors, Market Axess, NAIC, The Precursor Group, American Stock Exchange, New York Stock Exchange, Lipper Inc., Moody's, Value Line Publishing, Inc., Wall Street Journal, New York Times, Zacks Investment Research, Zephyr, CheckFree and Credit Sights.

The research services provided by brokers through which the Funds effect securities transactions may be used by the Advisor or the subadvisors in managing its other client accounts, as well as the Funds. However, the Advisor and the subadvisors use the commissions paid by most of their other client accounts to obtain research services as well, and this research is also useful in managing the Funds' accounts, as well as those of other clients.

Except for implementing the policies stated above, there is no commitment to place portfolio transactions with brokers or dealers who provide investment research. The Advisor has advised the Funds that it is not feasible to assign any precise value to services provided by such brokers and dealers to it, nor does the use of such services reduce its expense by any measurable or significant amount.

Certain commissions were allocated on the basis of research and statistical or other services provided by the dealer, although selling group dealers may have participated therein. Of the total commissions paid by the Sentinel Funds, 74%, 66% and 63%, respectively, were allocated in fiscal 2005, 2004 and 2003 to brokers or dealers whose furnishing of research information was a factor in their selection.

The Funds paid no brokerage commissions the last three fiscal years.

PORTFOLIO TURNOVER

Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to average monthly market value, not including short-term securities. In the fiscal years ended November 30, 2005 and November 30, 2004 the Funds had the following rates of portfolio turnover:

FUND                                      2005         2004
Government Securities                     505%         473%
Short Maturity Government                 113%         136%

CAPITALIZATION

Shares of the Company's common stock are fully paid and non-assessable. Each such share is freely assignable to another bona fide investor by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate and, also, by an investor who has held such Fund shares for not less than 30 days. Each share of the Company is entitled to one vote per dollar of net asset value per share, on matters on which all Funds of the Company vote as a single class.

The proceeds from the sale of shares of each Fund or class of shares of the Company and all income, earnings and profits therefrom irrevocably appertain to the Fund or class of shares. Each such Fund or class of shares records all liabilities (including accrued expenses) in respect of such Fund or class of shares, as well as a share of such liabilities (including general liabilities of the Company) in respect to two or more Funds or classes of shares, in proportion to their average net assets, or in proportion to the number of their respective shareholders. The Board has adopted an "Amended Rule 18f-3 Plan" for the Company under which the methods of allocating income and expenses among classes of shares of each Fund which has multiple classes, is specified, and the Company intends to comply fully with the provisions of Rule 18f-3 under the 1940 Act in allocating income and expenses among the classes of such Funds. If any reasonable doubt exists as to the Fund or class of shares to which any asset or liability appertains, the Board may resolve such doubt by resolution.

In the case of dissolution or liquidation of the Company, the shareholders of each Fund of the Company are entitled to receive ratably per share the net assets of such Fund, with any general assets of the Company distributed ratably per share, regardless of the Fund.

HOW TO PURCHASE SHARES AND REDUCE SALES CHARGES

Shares of the Funds may be purchased at the public offering price from any authorized investment dealer as described in the Prospectuses. The public offering price of Class A shares, which are offered by every Fund, is the sum of the current net asset value per share plus a sales charge which ranges from 4.0% to 0% of the purchase price. The public offering price of Class C and Class S Shares is also equal to the current net asset value per share. A contingent deferred sales charge ("CDSC") may apply to redemptions of Class C shares in the first year after purchase or to redemptions of Class A shares where the initial sales charge was zero based on a purchase of $1,000,000 or more. See the applicable Prospectus for more information about how to purchases shares and/or receive a reduced sales charge.

ISSUANCE OF SHARES AT NET ASSET VALUE

Subject to the applicable provisions of the 1940 Act, certain investors may purchase Class A shares of the Funds at net asset value. Such investors are listed in the Prospectus. Such investors include officers, directors and employees of the Funds, the Advisor, and the Advisors' affiliates. See "Purchase Options - Class A Shares - Reduced Sales Charges" in the Prospectus.

You may redeem your shares on any business day (as defined below). Class A shares and Class S shares generally are redeemed at current net asset value; a CDSC may be payable on redemptions of Class A shares (under certain circumstances) or Class C shares, or Class A shares of the U.S. Treasury Money Market Fund received in exchange for Class C shares of another Fund, and will be deducted from the redemption proceeds. For further information, please refer to the applicable Prospectus.

DETERMINATION OF NET ASSET VALUE

The net asset value (NAV) per share of each class of shares is computed by dividing the total value of assets less liabilities for each share class by the corresponding shares outstanding attributable to that share class. NAV is computed on all days that the securities markets are open.

SECURITY VALUATION: Fixed-income securities are valued daily on the basis of valuations furnished by a pricing service which determines valuations for normal institutional-sized trading units of debt securities. Such valuations will reflect the last reported trade for such security, unless the pricing service believes such last reported trade does not accurately reflect the current value of the security or no such trades are available. The mean price is used for valuation of these securities. The independent pricing service values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned, which approximates market value. Money market securities are valued on their amortized cost in accordance with SEC regulations. The amortized cost method involves valuing a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium rate regardless of fluctuations in interest rates.

When there are no "readily available market quotations" for a security, the Funds may employ "fair value" pricing procedures adopted by the Funds' Board of Directors. The definition of fair value as a general rule is the value one might reasonably expect to receive upon a current sale of the security. Among the factors that one might consider in determining fair value methodology include:
(a) fundamental analytical data, (b) the nature and duration of restrictions on disposition, (c) an evaluation of the conditions that influence the market in which the securities are purchased and sold, and (d) specific factors, including type of security, financial statements, cost, size of holding, analysts reports, and public trading in similar securities of the issuer or comparable securities.

Events that may materially affect the value of portfolio securities include events affecting specific issuers, such as a halt in trading due to volatility or events affecting securities markets in general such as natural disasters, terrorist activity, major political or governmental changes, and unusual market volatility. In these types of events implementation of fair value procedures are usually required.

COMPUTATION OF MAXIMUM OFFERING PRICES AT NOVEMBER 30, 2005

Class A Shares: (Reduced offering prices apply on purchases of $25,000 or more of shares of the Funds, as described in the applicable Prospectus.)

                                                 GOVERNMENT      SHORT MATURITY
                                                 SECURITIES        GOVERNMENT
                                                ------------     --------------
Net assets                                      $204,867,970      $259,385,816
Shares outstanding                                20,114,308        25,596,442
Net asset value per share (redemption price)          $10.19             $9.07
Maximum offering price per share(1)                   $10.40             $9.16

(1) For the Government Securities Fund, the maximum offering price is 1000/980 times the net asset value per share. For the Short Maturity Government Fund, the maximum offering price is 1000/990 times the net asset value per share.

In the case of Class C and Class S shares, the maximum offering price is equal to the net asset value per share.

TAXES

The Funds intend to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, a Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. Each Fund intends to distribute substantially all of such income. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, it would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders and the dividends-received reduction for corporate shareholders.

The Company consists of fifteen separate Funds. Each such Fund in the Company is treated as a separate corporation for federal income tax purposes and is thus considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectuses. Losses in one Fund do not offset gains in another Fund, and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than at the Company level.

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income for federal income tax purposes. Distributions made from an excess of net long-term capital gains over net short-term capital losses (hereinafter referred to as "capital gain dividends") are taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of the length of time the shareholder has owned such Fund's shares. Generally not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, and the portion of any ordinary income dividends eligible for either the dividends received deduction allowed to corporations under the Code or the reduced individual income tax rate applicable to qualified dividend income, as described below.

Certain dividend income and long-term capital gain are eligible for taxation at a reduced rate applicable to non-corporate shareholders for taxable years ending in or prior to 2008. Under these rules, distributions comprised of dividends from domestic corporations and certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock is readily tradable on an established securities market in the United States) are treated as "qualified dividend income" eligible for taxation at a maximum tax rate of 15% in the hands of noncorporate shareholders. A certain portion of dividends paid by a RIC to non-corporate shareholders may be eligible for treatment as qualified dividend income. In order for dividends paid by a Fund to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the noncorporate shareholder must meet holding period and other requirements with respect to the Fund's shares. To the extent that a Fund engages in securities lending with respect to stock paying qualified dividend income, it may be limited in its ability to pay qualified dividend income to its shareholders. Additionally, to the extent a Fund's distributions are derived from income on debt securities, or on certain types of preferred stock treated as debt for federal income tax purposes and short term capital gain, such Fund's distributions will not be eligible for the reduced tax rate.

Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed for federal income tax purposes to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder for federal income tax purposes (assuming the shares are held as a capital asset).

Dividends are taxable to shareholders for federal income tax purposes even though they are reinvested in additional shares of the Funds. Generally, distributions will not be eligible for the dividends received deduction allowed to corporations under the Code. The Funds will allocate any dividends eligible for dividends received deduction and/or the reduced income tax rate applicable to qualified dividend income, any capital gain dividends as well as any exempt-interest dividends (and preference items) among the Class A, Class C and Class S shareholders, as applicable, according to a method (which they believe is consistent with SEC Rule 18f-3 which authorizes the issuance and sale of multiple classes of shares) that is based on the gross income allocable to Class A, Class C and Class S shares during the taxable year, or such other method as the Internal Revenue Service may prescribe.

If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as having been paid by the RIC and received by its shareholders on December 31st of the year in which the dividend was declared.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on most ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Company or who, to the Company's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or credit against a shareholder's federal income tax liability provided the required information is timely forwarded to the Internal Revenue Service.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Under the provisions of the American Jobs Creation Act of 2004 (the "2004 Tax Act"), dividends derived by a RIC from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount) and paid to shareholders who are nonresident aliens and foreign entities, if and to the extent properly designated as "interest-related dividends" or "short-term capital gain dividends," generally will not be subject to U.S. withholding tax. Under recent guidance issued by the IRS, a RIC will generally be allowed to designate the maximum amount of its qualified dividend income, interest related dividends and short term capital gain dividends even where the aggregate of the amounts designated exceeds the amounts of the RIC distributions. However, in any given tax year, there may be circumstances which would cause a Fund not to designate the maximum amount of interest-related income or short term capital gain income eligible for exemption. It is not possible to predict what portion, if any, of a Fund's distributions will be designated as short-term capital gains or interest income exempt from withholding in the hands of nonresident and foreign shareholders.

The 2004 Tax Act also provides that distributions of a Fund attributable to gains from sales or exchanges of "U.S. real property interests," as defined in the Code and Treasury regulations (including gains on the sale or exchange of shares in certain "U.S. real property holding corporations," which may include certain REITs and certain REIT capital gain dividends among other entities) generally will cause a foreign stockholder to treat such gain as income effectively connected to a trade or business within the United States, generally subject to tax at the graduated rates applicable to U.S. stockholders. Such distributions may be subject to U.S. withholding tax and may require the foreign stockholder to file a U.S. federal income tax return.

These provisions generally would apply to distributions with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008. Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

Certain transactions of the Funds are subject to special tax rules of the Code that may, among other things, a) affect the character of gains and losses realized, b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules also will require some of the Funds to mark to market certain types of positions in their portfolios (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. The Funds intend to monitor their transactions, make appropriate tax elections and make appropriate entries in their books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

If a shareholder exercises an Exchange Privilege as described below within 90 days of acquiring such shares, then the loss such shareholder can recognize on the exchange for federal income tax purposes will be reduced (or the gain increased) to the extent any sales charge paid to the Company reduces any sales charge such shareholder would have owed for the shares of the new Fund in the absence of the Exchange Privilege. Instead, such sales charge will be treated as an amount paid for the new shares. Shareholders should consult their tax advisers regarding the state and local tax consequences of exchanging or converting classes of shares.

A loss realized on a sale or exchange of shares of a Fund will be disallowed for federal income tax purposes if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

The Code requires each Fund to pay a non-deductible 4% excise tax to the extent it does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains and foreign currency gains, determined on a November 30th year end, plus certain undistributed amounts from previous years. The Company anticipates that it will make sufficient timely distributions to avoid the imposition of the excise tax.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code section and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Ordinary income and capital gain dividends may also be subject to state and local taxes.

Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. government securities. State law varies as to whether dividend income attributable to U.S. government securities is exempt from state income taxes.

Shareholders are urged to consult their tax advisers regarding specific questions as to federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Funds.

SHAREHOLDER SERVICES

Open Account. An open account is established automatically for each new investor, unless elected otherwise, in which all income dividends and any capital gains distributions are reinvested in additional shares, without charge, at the then current net asset value. Purchases made in this account will be made at the offering price on the day federal funds are available to the Funds as described in the Prospectuses.

The Funds reserve the right at any time to vary the initial and subsequent investment minimums of any Fund.

Policyowners of National Life who invest policy dividends may open an account in any of the Funds with a minimum initial purchase of $50 or more of policy dividends and subsequent assignment of dividends to the Funds.

The Fund is not required to and does not currently intend to issue stock certificates.

Except for confirmation of purchases made under the Open Account, the cost of these shareholder services is borne by the Funds.

Automated Clearing House ("ACH"). The ACH Network expedites the transfer of monies by electronically transmitting funds between member financial institutions. To take advantage of this convenient fund transfer method, you must provide SASC with a pre-designated destination. There is no charge for this service.

Distribution Options. Shareholders of the Funds may elect to reinvest automatically their ordinary income and capital gain dividends in additional full and fractional shares of any one of the other Funds of the same share class at the net asset value of the selected Fund at the close of business on the valuation date for the dividend, without the payment of any sales charge. Before exercising this option, shareholders should read the portions of the selected Fund's Prospectus relating to the Fund's objectives and policies. The target and original accounts for dividends must be in different Funds.

Automatic Investment Plan. See the applicable Prospectus for information and an application. The minimum initial investment and subsequent investment is $50.

Telephone Investment Service. See the Prospectus for information and an application.

Check Writing Service. (Class A shares of the Funds) A special feature of the Class A shares of these Funds is the check writing privilege available through State Street. Any shareholder who would like to draw checks on his account should check the box on the application captioned "Check Writing Service" or subsequently, make a written request to the Funds. Checks then will be provided by State Street. These checks may be made payable in any amount not less than $500. Withdrawals by check may not be made until shares have been in the account for at least fifteen (15) days. The price at which shares will be redeemed to cover a check will be the net asset value determined on the day the check clears. Potential fluctuations in net asset value of the Funds' shares should be taken into account when writing checks. If an ordinary income or capital gain dividend is paid during the period between writing and clearing of a check, the shareholder will be entitled to the dividend, but the net asset value of the shares will be reduced by the amount of the dividend payment. Because shareholders cannot determine the exact redemption price of their shares at the time a check is written, closing an account through check writing is not possible.

SASC provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances. A fee of $10.00 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft.

There is no fee for check writing, but, upon notice, a fee for this service may be charged in the future. Fees are charged for stop payments, insufficient funds or other valid reasons.

Exchange Privilege. This privilege also permits a shareholder whose financial needs have changed to transfer an investment from a National Life Variable Annuity account (presently the only such entity is the Variable Annuity Account
I). Such transfers from a National Life Variable Annuity account are made without a sales charge on the basis of respective net asset values after payment of a fee of $75 (in addition to any applicable transfer taxes) to SASC for such transfer.

An exchange is a taxable transaction for federal income tax purposes and any gain or loss realized is recognizable for such purposes.

Exchanges may be subject to certain limitations and are subject to the Funds' policies concerning excessive trading practices, which are policies designed to protect the Funds and their shareholders from the harmful effect of frequent exchanges. These limitations are described in the Prospectus.

Reinstatement Privilege. Shareholders who have redeemed all or part of their shares may reinvest all or part of the redemption proceeds at the current net asset value without charge if a written request is received or is postmarked within 90 days after the redemption. Short Maturity Government Fund shareholders who have held their shares for 90 days or less, however, may only use the reinstatement privilege to reinvest in the Short Maturity Government Fund. The privilege may be exercised only once by a shareholder as to any of the Funds except where the sole purpose of the transaction is to transfer the shareholder's interest or a portion thereof in the Funds to a trustee or custodian for such shareholder's Self-Employed Retirement Plan or IRA. If the shareholder realizes a gain on redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If the shareholder realizes a loss on redemption and subsequently uses the reinstatement privilege, some or all of the loss may be disallowed under current federal tax law.

If the reinstatement is made for the purpose of effecting a rollover into an IRA, as described in Section 408(d)(3) of the Code, of a distribution from a tax sheltered retirement plan which had been invested in shares of the Funds, such reinvestment of redemption proceeds may be made any time within 60 days from the date on which the investor received the distribution.

Right To Reject Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The Funds each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one Fund and to purchase shares of another Fund, the Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming Fund.

DEALER SERVICING FEES

Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

REGULATORY MATTERS

In October 2004, SFSC settled a potential disciplinary action by entering into a Letter of Acceptance, Waiver and Consent with the National Association of Securities Dealers, Inc. The matter arose from alleged excessive short-term trading losses for the period from October 1, 2000 to October 31, 2003. The Funds were not parties to the proceeding and bore no associated costs. The Distributor made restitution payments of $645,631 to International Equity Fund, $10,098 to Bond Fund (which later reorganized into the Government Securities
Fund) and $3,946 to High Yield Bond Fund. These amounts were equivalent to approximately $0.09, $0.00 and $0.00 per share, respectively, when they were accounted for in each Fund's net asset value.

GENERAL INFORMATION

Copies of the Amended and Restated Articles of Incorporation and the Amended and Restated By-Laws of the Company, each as amended and supplemented, the Amended and Restated Declaration of Trust and the Code of Regulations of the Pennsylvania Tax-Free Fund, and various agreements referred to in the Prospectus and this Statement of Additional Information are filed with the registration statement at the SEC to which reference is made for their full terms. Such documents and other information filed with the SEC may be obtained from the SEC upon payment of the fees prescribed by the Rules of the SEC and are also available at the SEC's Internet Web site at http://www.sec.gov. All cash and securities of the Funds, except for U.S. government securities which are represented only in book entry form at the Federal Reserve Bank, are held by State Street or in a central depository system in the name of State Street Bank & Trust - Kansas City, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 as the Funds' Custodian. State Street is also Dividend Disbursing Agent for the Funds' shares. SASC is Transfer Agent and Registrar for the Funds' shares. All correspondence regarding the Funds should be mailed to Sentinel Administrative Service Company, P.O. Box 1499, Montpelier, Vermont 05601-1499.

The independent registered public accounting firm for the Funds is [ ], located at [ ]. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Company and the Pennsylvania Tax-Free Fund.

Counsel for the Funds is Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019.

FINANCIAL STATEMENTS

Audited financial statements for the Company as of November 30, 2005 are incorporated by reference to the Funds' 2005 Annual Report to Shareholders.

                            APPENDIX A: BOND RATINGS

DEBT RATINGS--U.S. TAX-EXEMPT MUNICIPALS

There are nine basic rating categories for long-term obligations. They range from Aaa (highest quality) to C (lowest quality). Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The Modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier3 indicates that the issue ranks in the lower end of its generic category. Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, e.g. # Aaa.

AAA Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

BAA Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA  Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CON. (...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Description of Standard & Poor's Municipal Issue Ratings

MUNICIPAL ISSUE RATING DEFINITIONS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issue credit ratings can be either.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on the following considerations:

      1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
      2.    Nature of and provisions of the obligation; and
      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C

The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

P

The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

R

The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.

Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                       APPENDIX B: PROXY VOTING PROCEDURES

                         SENTINEL ASSET MANAGEMENT, INC.
                            SENTINEL ADVISORS COMPANY

                     PROXY VOTING PHILOSOPHY AND PROCEDURES

                            REVISED FEBRUARY 15, 2005

The proxy voting philosophy and procedures outlined below pertain to the mutual fund accounts managed by Sentinel Asset Management, Inc. ("SAMI") and its subsidiary, Sentinel Advisors Company (collectively, "the Company"). For externally managed accounts, the subadvisor shall maintain its own proxy voting philosophy and policy.

SENTINEL ASSET MANAGEMENT, INC. AND SENTINEL ADVISORS COMPANY PROXY VOTING PHILOSOPHY

In the broadest terms, the Company believes that its primary fiduciary responsibility is to maximize the financial returns of all managed accounts, and votes all proxies with this goal in mind.

FIDUCIARY RESPONSIBILITY

The Company has the fiduciary responsibility to make all decisions (including those related to proxy issues) according to the best interests of the ultimate beneficiaries of the various accounts under management. While the Company will carefully review each proxy issue and evaluate the statements of competing parties, the determination of the final vote, and/or resolution of any potential conflict of interest, will be based solely on the best interests of the Company's clients.

USING MANAGEMENT GUIDANCE

The Company strives for consistency in its proxy voting, but also acknowledges that there are no hard and fast rules guiding all situations, and that specific conditions at two different companies may at times result in different votes on similar proxy resolutions. Since the quality of management is one of the most important considerations of the Company's portfolio managers and analysts when making investments, considerable weight is given to the recommendations of a company's management and directors with respect to proxy issues. In many cases, unless such recommendations conflict with the interests of National Life Insurance Company and its policyholders, SGF shareholders, SAMI clients, and National Life Separate Account II participants and beneficiaries, votes will be cast in accordance with management recommendations. Individual issues are always evaluated on their particular merits, and where conflicts arise between the interests of corporate management and the interests of shareholders and clients, resolution is always in favor of the latter group.

POLICY ON BOARD OF DIRECTORS

The Company believes that meaningful, independent oversight of corporate managers is a vital role of a company's Board of Directors. To that end, the Company will generally support proposals seeking a majority of independent directors for the board, as well as proposals requiring independent directors for nominating, audit and compensation committees. Votes on director nominees are made on a case-by-case basis examining such factors as board and committee composition, attendance and governance. Votes for director nominees may be withheld in cases with a lack of independence and/or lack of material financial interest in the company.

POLICY ON AUDIT COMMITTEE

The Company believes that audit committees should be comprised of financially literate, independent directors and shall vote in favor of such proposals. Further, the audit committee should have the exclusive authority to hire independent auditors. The Company will generally withhold votes for audit committee members who approve significant non-audit relationships with outside auditors, as well as vote against ratification of such outside auditor.

POLICY ON PROXY CONTEST DEFENSES/ANTI-TAKEOVER MEASURES

The Company generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic values. The Company generally supports shareholder resolutions that serve to reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. However, as with all proxy issues, the Company conducts an independent review of each proposal and votes in the best interests of its clients.

Anti-takeover measures that the Company generally opposes:

o     Classification of the Board of Directors
o     Shareholder rights plans (poison pills)
o     Greenmail
o     Supermajority rules to approve mergers or amend charter or bylaws
o Authority to place stock with disproportionate voting rights or Golden Parachutes

Shareholder resolutions that The Company has generally supported:

o     Rescind or prohibit any of the above-anti-takeover measures
o     Annual voting of directors; repeal classified boards
o     Adoption of confidential voting
o     Adoption of cumulative voting
o     Redeem shareholder rights plans
o     Proposals that require shareholder approval of rights plans (poison pills)

POLICY ON CAPITAL STRUCTURE

The Company carefully considers proposals to authorize increased shares, and generally limits authorization to funding needs for the next twelve months or compelling management cases. The Company will generally vote for proposals to increase common shares for a stock split. Other capital structure proposals, such as preferred stock, will be voted for on a case-by-case basis.

POLICY ON EXECUTIVE AND DIRECTOR COMPENSATION

The Company believes that stock based compensation plans must be very carefully analyzed to protect the economic interests of shareholders, while providing proper motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. The Company will oppose plans with excessive transfer of shareholder wealth, in the form of dilution to shareholder equity and voting power, to corporate executives and directors. The Company will consider other factors such as other corporate incentives, corporate performance, industry, terms and duration in its decision. Although each plan will be voted on a case-by-case basis, The Company will generally vote against plans which do not meet several criteria. The Company standards for option plan approval include: (1) dilution of less than 2% per annum, (2) strike prices either indexed against a relevant industry or market benchmark, or set at a premium to the current stock price, (3) strike prices set systematically, (4) options cost expensed, and (5) material revisions to plans voted by shareholders. The Company believes that these criteria will set votes in favor of plans that meet the overriding goal aligning management and shareholder interests, while providing reasonable economic incentives for managers. The Company will generally vote against option repricing, and will vote for proposals requiring shareholder approval to reprice options. The Company may withhold votes for director nominees in the event of option repricing without shareholder approval. Director compensation plans are viewed on a case-by-case basis, with the goal of protecting economic interests of shareholders and aligning interests of directors with shareholders. Employee Stock Purchase plans are voted on a case-by-case basis.

POLICY ON MERGERS AND CORPORATE RESTRUCTURINGS

All mergers, acquisitions and restructurings are voted on a case-by-case basis taking into account financial benefits and acquisition price.

SOCIAL AND ENVIRONMENTAL ISSUES

In recent years, a number of shareholder resolutions have been placed in corporate proxy statements that would require a company to alter its normal business practices in order to comply with the sponsor's view of corporate responsibility or citizenship. Examples of such proposals include requests that a company:

o     allow shareholder control of corporate charitable contributions
o     exit the nuclear power business
o     adopt the MacBride Principles
o     adopt the Valdez Principles
o     stop doing business with the US Department of Defense
o     stop using animals for product testing
o     make donations to a pro-life or pro-choice advocate
o     stop donations to a pro-life or pro-choice advocate
o     move its annual meeting to a town with better public transportation

While the Company's directors, officers, employees and clients may have personal views with respect to each of these and other issues, it is the Company's corporate policy not to favor resolutions that would impose mandatory constraints on a company's perceived ability to compete in the marketplace. In practice, this generally means voting against these shareholder resolutions.

PROXY VOTING PROCEDURES

Proxies for all accounts are forwarded to a single professional designated by the CEO of the Company. A Corporate Governance and Proxy Voting Committee exists to review potential proxy voting policy changes and to decide the outcome of controversial proxy decisions.

o Upon receipt, proxies are verified to insure that the Company or its affiliates own the shares to be voted as of the record date on the proxy statement, and to cross-check that the number of shares/votes indicated on the proxy is correct. This is verified via Investor Responsibility Research Center (IRRC).
o Every effort is made to insure that proxies are forwarded to The Company by IRRC sufficiently in advance of each company's annual meeting to allow ample time to research the issues, vote and return the proxy.
o Once all proxies for an individual issue/company have arrived, the specific issues to be voted are researched. IRRC provides the Company with an analysis of the issues based on our stated proxy voting guidelines. This recommendation is taken into consideration in the analysis of each issue; the Company makes the final voting decisions. When, in the judgment of the "designated professional," the infrequent, controversial item arises on a proxy ballot, s/he will search out the opinions and recommendations of senior management who, acting as a "committee," will determine the ultimate vote.
o Based on this research, the proxies are voted by the designee, who has final discretion on individual issues (except as noted above).
o After the proxies have been voted, each individual proxy vote is recorded in IRRC, and a copy filed. IRRC records: actual vote on each resolution, number of shares voted, whether vote was for or against management's recommendation, and the date the proxy was voted. The copies are filed in the Company's library. This file is maintained electronically and in the investment library for a period of 5 years.

                                     Part C

                                Other Information

Item 23. Exhibits

(a)(1)   Amended and Restated Articles of Incorporation of the Registrant. (3)
(a)(2)   Articles of Amendment reclassifying capital stock as Class A shares.
         (1)
(a)(3)   Articles Supplementary creating Class B shares of capital stock. (1)
(a)(4) Articles of Amendment relating to name change of Sentinel Short Maturity Government Fund. (2)
(a)(5) Articles of Amendment relating to name change of Sentinel Small Company Fund. (2)
(a)(6) Articles of Amendment relating to name change of Sentinel Emerging Growth Fund. (3)
(a)(7)   Articles Supplementary creating Class C shares of capital stock. (1)
(a)(8) Articles Supplementary creating Class D shares of Sentinel Balanced Fund. (6)
(a)(9) Articles of Amendment relating to name change of Sentinel Mid Cap Growth. (4)
(a)(10) Articles Supplementary creating Class A shares and Class B shares of Sentinel Growth Index Fund. (5)
(a)(11) Form of Articles Supplementary creating Class A shares, Class B shares and Class C shares of Sentinel Flex Cap Opportunity Fund. (7)
(a)(12) Form of Articles Supplementary creating Class C shares of capital stock of Sentinel Mid Cap Growth Fund and Sentinel Growth Index Fund.(9)
(a)(13) Form of Articles Supplementary creating Class C of Sentinel Small Company Fund.(10)
(a)(14) Articles Supplementary increasing the number of shares classified as Class A shares of Sentinel Small Company Fund. (11)
(a)(15) Articles of Amendment relating to name change of Sentinel International Equity Fund. (11)
(a)(16) Articles Supplementary increasing the number of shares classified as Class A shares of Sentinel Short Maturity Government Fund. (11)
(a)(17) Articles Supplementary creating Class A shares, Class B shares and Class C shares of Sentinel Capital Markets Income Fund. (11)
(a)(18) Articles Supplementary increasing the number of shares classified as Class A shares of Small Company Fund and Sentinel Short Maturity Government Fund. (12)
(a)(19) Articles Supplementary increasing the number of shares classified as Class A shares of Small Company Fund and Sentinel Short Maturity Government Fund. (12)
(a)(20) Articles Supplementary decreasing the number of Class A Sentinel U.S. Treasury Money Market Fund shares and increasing the number of shares classified as Class A and Class C shares of Sentinel Small Company Fund, as well as increasing the number of shares classified as Class A, Class B and Class C shares of Mid Cap Growth Fund. (12)
(a)(21) Articles Supplementary creating Class A shares, Class B shares and Class C shares of Sentinel Mid-Cap Core Fund. (12)
(a)(22) Articles of Amendment relating to name change of Sentinel Mid Cap Core Fund. (12)
(a)(23) Form of Articles Supplementary creating Class S shares of Sentinel Short Maturity Government Fund. (13)
(a)(24) Articles of Amendment (name change of Sentinel Flex Cap Opportunity Fund to Sentinel Capital Opportunity Fund) (14)
(a)(25)  Articles Supplementary (increasing number of shares) (14)
(a)(26) Articles of Amendment (amending the Charter by canceling and reclassifying shares of the Sentinel Bond Fund, Sentinel Core Mid Cap Fund and Sentinel Growth Index Fund) (14)
(a)(27)  Articles of Correction (18)
(a)(28) Articles Supplementary (increasing HY Bond Fund Class A shares and deleting Tax-Free Income Class B shares) (18)
(a)(29)  Articles Supplementary (adding Growth Leaders Fund) (18)
(a)(30)  Articles Supplementary (adding Capital Growth Fund) (18)
(a)(31) Articles Supplementary (Class C shares Government Securities and Short Maturity Government Funds)*
(b)(1)   Amended and Restated Bylaws (16)
(c)(1)   Form of Share Certificate (16)
(c)(2)   New Form of Share Certificate (16)
(d)(1) Investment Advisory Agreement between the Registrant and Sentinel Advisors Company ("Advisor"), dated as of March 1, 1993, as amended December 19, 2005 (15)
(d)(2) Form of Amendment to Investment Advisory Agreement between Registrant and Advisor (Capital Growth Fund and Growth Leaders)(17)
(d)(3) Investment Subadvisory Agreement between the Advisor and Evergreen Investment Management Company ("Evergreen") dated as of January 21, 2003 (Capital Markets Income Fund). (8)
(d)(4) Investment Advisory Agreement between the Registrant and the Advisor, dated as of January 13, 2000 (Capital Opportunity Fund), as amended September 1, 2002, December 31, 2003 and December 19, 2005 (15)
(d)(5) Investment Advisory Agreement between the Registrant and the Advisor, dated as of June 1, 1997 (High Yield Bond Fund). (9)

(d)(6) Investment Advisory Agreement between the Registrant and the Advisor, dated as of December 12, 2002(Capital Markets Income Fund). (14)
(d)(7) Amendment to Investment Advisory Agreement between Registrant and the Advisor, dated as of February 1, 2006 (Small Company Fund) (18)
(d)(8) Amendment to Investment Advisory Agreement between Registrant and the Advisor, dated as of February 1, 2006 (High Yield Bond Fund) (18)
(e)(1) Distribution Agreement between the Registrant and Sentinel Financial Services Company ("SFSC"), dated as of March 1, 1993. (9)
(e)(2)   Form of Dealer Agreement (15)
(f)      None
(g)      Custody Agreement with State Street Bank and Trust Company (14)
(h)(1)   Fund Services Agreement with Sentinel Administrative Services Company
         (9)
(h)(2)   Fee Agreement (Common Stock Fund) (15)
(h)(3)   Fee Agreement (Capital Opportunity Fund) (15)
(h)(4)   Fee Agreement (Capital Growth and Growth Leaders Funds)(17)
(i)      Opinion of Brown & Wood LLP, counsel to the Registrant. (2)
(j) Consent of the independent registered public accounting firm for the Registrant*
(k)      Not applicable.
(l)      None.
(m)(1)   Class A Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.
         (14)
(m)(2)   Class B Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.
         (14)
(m)(3)   Class C Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.
(m)(4)   Class D Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.
         (6)
(m)(5)   Class S Distribution Plan pursuant to Rule 12b-1under the 1940 Act.
         (13)
(m)(6) Supplemental Distribution Plan relating to Sentinel Short-Maturity Government Fund pursuant to Rule 12b-1 under the 1940 Act (14)
(n)      Amended Plan pursuant to Rule 18f-3 under the 1940 Act
(o)      Reserved.
(p)(1)   Code of Ethics of the Registrant, as amended through December 8, 2005
         (15)
(p)(2)   Code of Ethics of Advisor, as amended through January 31, 2005 (15)
(p)(3)   Code of Ethics of Distributor as amended through December 19, 2005 (15)
(p)(4)   Senior Officer Code of Ethics, as amended through August 15, 2003 (18)
(p)(5)   Code of Ethics of Evergreen, effective February 1, 2005 (18)
(q)      Power of Attorney (14)

(1) Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement filed on January 12, 1998.
(2) Incorporated by reference to Post-Effective Amendment No. 77 to the Registration Statement filed on March 28, 1997.
(3) Incorporated by reference to Post-Effective Amendment No. 76 to the Registration Statement filed on March 29, 1996.
(4) Incorporated by reference to Post-Effective Amendment 86 to the Registration Statement filed on March 31, 1999.
(5) Incorporated by reference to Post-Effective Amendment No. 87 to the Registration Statement filed on June 30, 1999.
(6) Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement filed on October 28, 1998.
(7) Incorporated by reference to Post-Effective Amendment No. 88 to the Registration Statement filed on December 16, 1999.
(8) Incorporated by reference to Post-Effective Amendment No. 85 to the Registration Statement filed on January 25, 1999.
(9) Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement filed on March 30, 2000.
(10) Incorporated by reference to Post-Effective Amendment No. 91 to the Registration Statement filed on March 29, 2002.
(11) Incorporated by reference to Post-Effective Amendment No. 92 to the Registration Statement filed on December 24, 2002.
(12) Incorporated by reference to Post-Effective Amendment No. 97 to the Registration Statement filed on March 29, 2004.
(13) Incorporated by reference to Post-Effective Amendment No. 98 to the Registration Statement filed onDecember 30, 2004.
(14) Incorporated by reference to Post-Effective Amendment No. 103 to the Registration Statement filed on September 29, 2005.
(15) Incorporated by reference to Post-Effective Amendment No. 105 to the Registration Statement filed on December 19, 2005.
(16) Incorporated by reference to Post Effective Amendment No. 106 to the Registration Statement filed on December 23, 2005.
(17) Incorporated by reference to Post Effective Amendment No. 1 to the Form N-14 filed on January 23, 2006.
(18) Incorporated by reference to Post Effective Amendment No. 107 to the Registration Statement filed on March 17, 2006.

*     To be filed by amendment

Item 24. Persons Controlled by or under Common Control With The Registrant

      None.

Item 25. Indemnification

See the Amended and Restated Articles of Amendment of the Registrant, incorporated by reference to Exhibit (a) to this Registration Statement.

See the Amended and Restated Bylaws incorporated by reference to Exhibit (b) to this Registration Statement.

The investment advisory agreements incorporated by reference to Exhibit (d) to this Registration Statement provide that in the absence of willful malfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties thereunder on the part of the Advisor, the Advisor shall not be liable to the Registrant or to any shareholder of the Registrant for any act or omission in the course of, or connected with rendering services thereunder or for any losses that may be sustained in the purchase, holding or selling of any security.

In addition, the Registrant maintains a directors and officers liability insurance policy with maximum coverage of $15 million under which the directors and officers of the Registrant are named insureds.

The Registrant also has agreed pursuant to indemnification agreements (each an "Indemnification Agreement") to indemnify, and advance expenses to, each "Disinterested Director" (as defined in each Indemnification Agreement), if he or she is or is threatened to be made a party to a Proceeding (as defined in each Indemnification Agreement). In accordance with the terms of each Indemnification Agreement, the Registrant shall indemnify any applicable Disinterested Directors for and against any and all judgments, penalties, fines and amounts paid in settlement, and all expenses actually and reasonably incurred by the applicable director or on his or her behalf in connection with a Proceeding, to the maximum extent permitted by Maryland law and to the extent not expressly prohibited by applicable federal securities law and regulations (including without limitation Section 17(h) of the 1940 Act, and regulations or rules issued with respect thereto by the U.S. Securities Exchange Commission), in effect as of the date of the applicable Indemnification Agreement or at the time of the request for indemnification, whichever affords greater rights of indemnification to the indemnitee, including any additional indemnification permitted by Section 2-418(g) of the Maryland General Corporation Law. The Registrant also shall indemnify a Disinterested Director for and against all expenses actually and reasonably incurred by such Disinterested Director or on his or her behalf in connection with any Proceeding to which the indemnitee is or is threatened to be made a witness but not a party, within fifteen (15) days after receipt by the Registrant of each statement of expenses from the indemnitee. Under the Indemnification Agreement, the Registrant shall not be liable for indemnification in connection with: (i) any monetary settlement by or judgment against a Disinterested Director for insider trading or disgorgement of profits by such Disinterested Director pursuant to Section 16(b) of the Securities Exchange Act of 1934; or (ii) any liability to the Registrant or its shareholders with respect to a Proceeding (other than a Proceeding under Section 7(a) of the Indemnification Agreement), to which such Disinterested Director otherwise would be subject by reason of such Disinterested Director having engaged in certain Disabling Conduct (as defined in the Indemnification Agreement).

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and therefore is unenforceable. In the event that a claim for indemnification against such liabilities (other than for expenses paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, unless the matter has been settled by controlling precedent in the opinion of its counsel, will submit o a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

Information on each investment advisor is incorporated by reference to the Prospectus and Statement of Additional Information included in this Registration Statement.

Item 27. Principal Underwriters

(a) The Registrant's principal underwriter, Sentinel Financial Services Company ("SFSC"), also serves as principal underwriter for Sentinel Pennsylvania Tax-Free Trust.

(b) As to each officer of SFSC:

NAME AND PRINCIPAL            POSITIONS AND OFFICES                  POSITIONS AND OFFICES
BUSINESS ADDRESS              WITH SFSC                              WITH THE REGISTRANT
------------------------------------------------------------------------------------------
Christian W. Thwaites         Chief Executive Officer                President & Chief
                                                                     Executive Officer
George F. Endres, Jr.         Senior Vice President - National       None
                              Key Accounts
D. Bruce Johnston             Senior Vice President                  None
Sharon E. Bernard             Treasurer                              None
Gregory D. Teese              Vice President - Compliance &          None
                              Chief Compliance Officer
Todd M. Wallace               Vice President- National Sales Desk    None
Kerry A. Jung                 Counsel                                Secretary
Budd A. Shedaker              Assistant Vice President               None
James K. McQueston            Secretary                              None
Kathy M. Trussell             Assistant Secretary                    None
George Gulian, Jr.            Tax Officer                            None
Frederick S. Campbell-Mohn    Tax Officer                            None
Alfred J. Warburton           Tax Officer                            None

The principal business address of all such persons is National Life Drive, Montpelier, Vermont 05604.

(c) Not applicable.

Item 28. Location of Accounts and Records

The following maintain physical possession of each account book or other documents required by Section 31(a) of the 1940 Act and the Rules promulgated thereunder.

(a)   Sentinel Administrative Services Company
      National Life Drive
      Montpelier, Vermont 05604
      Rule 31a-1(a)
      Rule 31a-1(b)(1)(2)(3)(4)(5)(6)(7)(8)
      Rule 31a-2(a)(b)(c)(f)

(b)   Sentinel Advisors Company
      National Life Drive
      Montpelier, Vermont 05604
      Rule 31a-1(a)(9)(10), (11)
      Rule 31a-1(d)
      Rule 31a-2(a)(c)(f)

(c)   Sentinel Financial Services Company
      National Life Drive
      Montpelier, Vermont  05604
      Rule 31a-1(d)
      Rule 31a-2(c)

(d)   National Life Insurance Company
      National Life Drive-Records Center
      Montpelier, VT 05604

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Montpelier and State of Vermont, as of the 23rd day of March, 2006.

                                                 SENTINEL GROUP FUNDS, INC.

                                                 (Registrant)


                                                 By: /s/CWT
                                                     ---------------------------
                                                     Christian W. Thwaites
                                                     President & CEO

As required by the Securities Act, this Registration Statement has been signed by the following persons in the capacities on the date indicated.

Signature                        Title                          Date


/s/ CWT
---------------------------
Christian W. Thwaites            President (Chief               March 23, 2006
                                 Executive Officer)


/s/ TPM
---------------------------
Thomas P. Malone                 Vice President and             March 23, 2006
                                 Treasurer (Principal
                                 Financial and Accounting
                                 Officer)


/s/ THM
---------------------------
Thomas H. MacLeay                Chairman                       March 23, 2006



---------------------------
John D. Feerick*                 Director                       March 23, 2006



---------------------------
Richard I. Johannesen, Jr.*      Director                       March 23, 2006



---------------------------
Keniston P. Merrill*             Director                       March 23, 2006



---------------------------
Deborah G. Miller*               Director                       March 23, 2006



---------------------------
John Raisian*                    Director                       March 23, 2006



---------------------------
Nancy L. Rose*                   Director                       March 23, 2006



---------------------------
Richard H. Showalter, Jr.*       Director                       March 23, 2006

---------------------------
Susan M. Sterne*                 Director                       March 23, 2006



---------------------------
Angela E. Vallot*                Director                       March 23, 2006

* Kerry A. Jung signs this document pursuant to the power of attorney filed with Post-Effective Amendment No. 103 to this Registration Statement.


/s/ KAJ
---------------------------
Kerry A. Jung

                                    Exhibits

(m)(3)   Class C Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.
(n)      Amended Plan pursuant to Rule 18f-3 under the 1940 Act